UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts 02111

(Address of principal executive offices) (Zip code)

James R. Bordewick, Jr., Esq.

Columbia Management Advisors, LLC

One Financial Center

Boston, MA 02111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-617-426-3750

Date of fiscal year end: June 30

Date of reporting period: June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

June 30, 2009

Columbia High Yield Municipal Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

Recent events have shown great volatility in the markets and uncertainty in the economy. During these challenging times, it becomes even more important to focus on long-term horizons and key investment tools that can help manage volatility. This may be the time to reflect on your investment goals and evaluate your portfolio to ensure you are positioned for any potential market rebound.

A long-term financial plan can serve as a road map and guide you through the necessary steps designed to meet your financial goals. Your financial plan should take into account your investment goals, time horizon, overall financial situation, risk tolerance and willingness to ride out market volatility. Your investment professional can be a key resource as you work through this process. The knowledge and experience of an investment professional can help as you create or reevaluate your investment strategy.

The importance of diversification

Although diversification does not ensure a profit or guarantee against loss, a diversified portfolio can be a strategy for successful long-term investing. Diversification refers to the mix of investments within a portfolio. A mutual fund can contribute to portfolio diversification given that a mutual fund’s portfolio represents several investments. Additionally, the way you allocate your money among stocks, bonds and cash, and geographically between foreign and domestic investments, can help to reduce risks. Diversification can result in multiple investments where the positive performance of certain holdings can offset any negative performance from other holdings. Having a diversified portfolio doesn’t mean that the value of the portfolio will never go down, but rather helps strike a balance between risk and reward.

Reevaluate your strategy

An annual review of your investments is a key opportunity to determine if your investment needs have changed or if you need minor adjustments to rebalance your portfolio. Life events like a birth, marriage, home improvement, or change in employment can have a major effect on your spending and goals. Ask yourself how your spending or goals have changed and factor this into your financial plan. Are you using automated investments or payroll deductions to help keep your savings on track? Are you able to set aside additional savings or increase your 401(k) plan contributions? If during your review you find that your investments in any one category (e.g., stocks, bonds or cash) have grown too large based on your diversification plan, you may want to consider redirecting future investments to get back on track.

History has shown that the U.S. stock market has been remarkably resilient.¹ Volatility can lead to opportunity. Patience and a commitment to your long-term financial plan may position you to potentially benefit over your investment horizon. We appreciate your business and continued support of Columbia Funds.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

[1]

The Dow Jones Industrial Average is the most widely used indicator of the overall condition of the stock market. The Dow Jones Industrial Average Index is a price-weighted average of 30 actively traded blue-chip stocks as selected by the editors of the Wall Street Journal. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in an index.

Fund Profile – Columbia High Yield Municipal Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 06/30/09

–9.60% Class A shares (without sales charge)

+3.77% Barclays Capital Municipal Bond Index[1]

Morningstar Style Box™

Fixed Income Maturity

The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

[1]

The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Summary

■	For the 12-month period that ended June 30, 2009, the fund’s Class A shares returned negative 9.60% without sales charge.

■

The fund was constrained by its exposure to high yield bonds tied to real estate development and utilities. However, strong performance of its position in airline bonds in the second half of the period and its position in relatively less-risky bonds helped the fund hold up better than its peers in a challenging environment.

■	Going forward, we plan to take advantage of opportunities to buy bonds at attractive prices while maintaining our focus on issuer diversification.

Portfolio Management

Chad Farrington has managed the fund since February 2009 and has been associated with the advisor or its predecessors since 2003.

Economic Update – Columbia High Yield Municipal Fund

Summary

For the 12-month period that ended June 30, 2009

■

Despite volatility in many segments of the bond market, the Barclays Capital Aggregate Bond Index delivered positive results. High-yield bonds lost ground, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index.

Barclays Aggregate Index	Merrill Lynch High Yield Index

6.05%	-3.63%

■	Stocks lost ground around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

-26.21%	-31.35%

Past performance is no guarantee of future results.

During the 12-month period that began July 1, 2008 and ended June 30, 2009, the U.S. economy struggled under the weight of the worst financial crisis since the Great Depression. Economic growth, as measured by gross domestic product, contracted by more than 6% in the second half of 2008. Although the decline for the first half of 2009 appears to have been less severe, hopes for a late 2009 recovery remain in doubt. The lapse from growth has resulted in the longest — and most severe — recession in nearly three decades.

The labor market shed millions of jobs between 2008 and 2009, raising the unemployment rate to 9.5% as of the end of the period and virtually wiping out all of the jobs gained since the last recession. Manufacturing activity slowed and consumer spending declined. The beleaguered housing market continued to lose ground as prices fell and inventories rose. However, mortgage purchase applications increased late in the period, buoyed by low interest rates and an $8,000 first-time home buyer tax credit. Late in 2008, consumer confidence, as measured by the Conference Board, plummeted to its lowest point ever. However, it stabilized, then turned higher in 2009.

Troubles that began in the U.S. subprime mortgage market resulted in a meltdown within the U.S. financial sector that claimed several major institutions in 2008 and led others to seek bailouts, restructuring or both. New rigorous lending standards severely limited access to credit, further hampering economic growth. In this environment, a new administration sought to stabilize the financial system, address economic woes and introduce sweeping health care reform. Stimulus spending began to flow into the economy, raising hopes that growth would be restored in the second half of 2009. However, with much of the developed world in recession, any substantial improvement in economic conditions may be longer in coming. In December 2008, the Federal Reserve Board (the Fed) lowered a key short-term borrowing rate — the federal funds rate — to between zero and 0.25% — a record low. In light of protracted economic weakness, we believe the Fed is unlikely to tighten its reins on money until the economy and the labor markets stabilize.

Economic Update (continued) – Columbia High Yield Municipal Fund

Bonds outperformed stocks

As investors sought refuge from a volatile stock market, the highest quality sectors of the U.S. bond market delivered modest gains. During the first half of the period, Treasury prices rose and yields declined sharply as the economy faltered and stock market volatility increased. As hopes for a recovery materialized in the second half of the period, yields rose and Treasuries lagged riskier segments of the bond market. The benchmark 10-year U.S. Treasury yield began the period at just under 4.0%, declined to 2.2% in December 2008 then rose to end the period at 3.5%. In this environment, the Barclays Capital Aggregate Bond Index1 (formerly the Lehman Brothers U.S. Aggregate Bond Index) returned 6.05%. High-yield bond prices fell sharply in 2008 as economic prospects weakened and default fears rose, then rebounded strongly in 2009. For the 12-month period, the Merrill Lynch U.S. High Yield, Cash Pay Index2 returned negative 3.63%. For the last six months of the period, the index gained 28.99%.

Stocks retreated, then rebounded

Against a weakening economic backdrop, the U.S. stock market lost 26.21% for the 12-month period, as measured by the S&P 500 Index.3 Losses affected the stocks of companies of all sizes and investment style categories, although growth stocks held up slightly better than value stocks, as measured by their respective Russell indices.4 Stock markets outside the U.S. suffered even greater losses. The MSCI EAFE Index,5 a broad gauge of stock market performance in foreign developed markets, lost 31.35% (in U.S. dollars) for the period. Emerging stock markets, which generally have had a strong run over the past several years, were also caught in the downdraft. As investors backed away from risk, the MSCI Emerging Markets Index6 returned negative 28.07% (in U.S. dollars).

Past performance is no guarantee of future results.

[1]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment-grade debt issues with a least $250 million par amount outstanding and with at least one year to final maturity.

[2]

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds. As of 01/01/2009, Merrill Lynch & Co., Inc. is a wholly-owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

[3]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[4]

The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

[5]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

[6]	The Morgan Stanley Capital International (MSCI) Emerging Markets Index is composed of a sample of companies from 22 countries representing the global emerging stock markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance Information – Columbia High Yield Municipal Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.92
Class B	1.67
Class C	1.67
Class Z	0.72

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 07/01/99 – 06/30/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Municipal Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 07/01/99 – 06/30/09 ($)

Sales charge:	without	with
Class A	12,686	12,087
Class B	12,039	12,039
Class C	12,164	12,164
Class Z	12,946	n/a

Average annual total return as of 06/30/09 (%)

Share class	A		B		C		Z
Inception	07/31/00		07/15/02		07/15/02		03/05/84
Sales charge	without	with	without	with	without	with	without
1-year	–9.60	–13.85	–10.27	–14.53	–10.14	–10.99	–9.42
5-year	0.50	–0.48	–0.25	–0.58	–0.10	–0.10	0.70
10-year	2.41	1.91	1.87	1.87	1.98	1.98	2.62

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Class A performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to its inception. Class B and Class C performance information includes returns of Class A shares for the period from July 31, 2000 through July 15, 2002, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares (or Class A shares) and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower, since the newer classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A shares were initially offered on July 31, 2000, Class B and Class C shares were initially offered July 15, 2002, and Class Z shares were initially offered on March 5, 1984.

Understanding Your Expenses – Columbia High Yield Municipal Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

01/01/09 – 06/30/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,150.90	1,020.63	4.48	4.21	0.84
Class B	1,000.00	1,000.00	1,146.68	1,016.96	8.41	7.90	1.58
Class C	1,000.00	1,000.00	1,147.48	1,017.70	7.61	7.15	1.43
Class Z	1,000.00	1,000.00	1,151.99	1,021.62	3.41	3.21	0.64

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class C shares, the account value at the end of the period for Class C shares would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager’s Report – Columbia High Yield Municipal Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 06/30/09 ($)
Class A	8.79
Class B	8.79
Class C	8.79
Class Z	8.79

Distributions declared per share

07/01/08 – 06/30/09 ($)
Class A	0.53
Class B	0.46
Class C	0.47
Class Z	0.54

A portion of the fund’s income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund’s ordinary income, and is taxable when distributed.

30-day SEC yields

as of 06/30/09 (%)
Class A	5.99
Class B	5.54
Class C	5.69
Class Z	6.50

The 30-day SEC yields reflect the fund’s earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class C shares, the 30-day SEC yields for Class C shares would have been lower.

Taxable equivalent SEC yields

as of 06/30/09 (%)
Class A	9.22
Class B	8.52
Class C	8.76
Class Z	10.00

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

For the 12-month period that ended June 30, 2009, the fund’s Class A shares returned negative 9.60% without sales charge. The fund’s benchmark, the Barclays Capital Municipal Bond Index1 (formerly the Lehman Brothers Municipal Bond Index), returned 3.77% for the same period. The fund outperformed its peer group, the Lipper High Yield Municipal Debt Funds Classification2, which had an average return of negative 11.14%. We believe that the fund’s greater exposure to bonds with higher credit quality helped it hold up better than its peers. The fund’s Barclays benchmark consists of even higher quality bonds, including investment-grade bonds, which gave it an advantage as investors continued to favor quality over the 12 months covered by this report.

On February 20, 2009, Chad H. Farrington took over as portfolio manager of the fund.

Pre-refunded and airline bonds aided performance

In a period that saw a fair amount of volatility in the municipal bond market, pre-refunded bonds performed well. When a bond is pre-refunded, the issuer floats a second bond. The proceeds from the sale of the second bond are typically invested in Treasury securities that are used to pay off the first bond issue at its call date. Bond issuers typically pre-refund bonds during periods of low interest rates in order to lower their interest costs.

The fund’s exposure to airline bonds — tax exempt bonds backed by major airlines — also made a positive contribution to performance. While these securities underperformed through much of 2008, they began to recover in 2009 as airlines benefited from lower oil prices and as fears about the plight of the airline industry abated. In fact, once it was clear that airline bond prices had been bid down to extraordinary lows, they became attractive and were some of the fund’s strongest performers for the period. Also, the fund’s underweight exposure to higher-yielding lower quality bonds contributed to its outperformance relative to its peer group.

Real estate-related and insured utility bonds detracted from performance

The fund’s performance was hurt by its holdings of bonds issued to pay for infrastructure — road, water and sewer projects — for new real estate developments, which came under pressure as the commercial and residential real estate market collapsed, particularly in Florida. The depressed real estate market also had a negative impact on fund holdings of bonds issued by continuing care retirement communities. These retirement communities depend on people being able to sell their homes in order to fund a community’s entrance fees — a trend that has been interrupted by a weak real estate market. Insured oil and gas and investor-owned utility bonds detracted from fund performance as the bond ratings of their insurers

[1]

The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Manager’s Report (continued) – Columbia High Yield Municipal Fund

Top 10 holdings

as of 06/30/09 (%)
VA	Tobacco Settlement Financing Corp.	2.1
TX	Matagorda County Navigation District No. 1	1.0
NY	New York City	0.9
PR	Commonwealth of Puerto Rico Sales Tax Financing Corp.	0.9
FL	North Brevard County Hospital District	0.8
IL	Finance Authority	0.8
CO	Health Facilities Authority	0.8
WI	Health & Educational Facilities Authority	0.8
CO	Educational & Cultural Facilities Authority	0.8
MA	Educational Financing Authority	0.8

Top 10 holdings are calculated as a percentage of net assets. Short-term securities are excluded from top ten holdings. The Fund is actively managed and the composition of its portfolio will change over time.

Maturity breakdown

as of 05/31/09 (%)
0-1 year	1.6
1-3 years	5.7
3-5 years	5.1
5-7 years	4.4
7-10 years	6.5
10-15 years	8.8
15-20 years	15.5
20-25 years	15.1
25 years and over	33.6
Cash & Equivalents	3.7

Quality breakdown

as of 06/30/09 (%)
AAA	13.0
AA	4.1
A	16.0
BBB	28.3
BB	2.5
B	2.4
CCC	0.9
Not Rated	32.8

Quality and maturity breakdowns are calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor’s, a division of McGraw-Hill Companies, Inc., Moody’s Investor Services, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The Fund’s credit quality does not remove the market risk.

were lowered when problems in the financial sector grew. We sold these utility bonds in December but not before realizing some losses. Finally, Treasury futures, which we used as a hedge against changing interest rates, also hurt performance as Treasury rates moved lower. We eliminated Treasury futures from the fund during the period.

Looking Ahead

While we believe that economic weakness is going to continue for some time, we also believe that weak growth should help keep inflation in check despite federal stimulus spending. In this environment, we plan to continue to put the fund’s relatively high cash position to work. Cash, in combination with the fund’s holdings of highly liquid pre-refunded bonds, should allow us to continue to buy bonds that we feel are attractively priced. At the same time, we plan to maintain the portfolio’s broad diversification to limit exposure to any one geographic area or sector.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Investments in high-yield or “junk” bonds offer the potential for higher income than investments in investment-grade bonds, but also involve a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer’s ability to make timely principal and interest payments.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Past performance is no guarantee of future results.

Investment Portfolio – Columbia High Yield Municipal Fund

June 30, 2009

Municipal Bonds – 94.8%

	Par ($)	Value ($)
Education – 4.9%
Education – 1.8%
CA Municipal Finance Authority
Biola University, Series 2008, 5.875% 10/01/34	1,500,000	1,363,605

CA Statewide Communities Development Authority
San Francisco Art Institute, Series 2002, 7.375% 04/01/32	500,000	334,065

PA Higher Education Facilities Authority
Edinboro University, Series 2008, 5.875% 07/01/38	2,200,000	1,872,970

VT Education & Health Buildings Agency
Vermont Law School Project, Series 2003 A, 5.500% 01/01/33	500,000	403,855

WI Health & Educational Facilities Authority
Medical College of Wisconsin, Series 2008 A, 5.250% 12/01/35	5,000,000	4,493,650

WV University
Series 2000 A, Insured: AMBAC:
(a) 04/01/19	1,250,000	802,575
(a) 04/01/25	2,750,000	1,182,500

Education Total		10,453,220

Prep School – 1.1%
CA Statewide Communities Development Authority
Crossroads School for Arts & Sciences, Series 1998, 6.000% 08/01/28 (b)	915,000	771,116

IL Finance Authority
Chicago Charter School Foundation,
Series 2007, 5.000% 12/01/36	1,750,000	1,204,647

KY Louisville & Jefferson County Metropolitan Government
Assumption High School, Inc., Series 2006, 5.000% 10/01/35	1,500,000	1,229,595

MA Health & Educational Facilities Authority
Learning Center for Deaf Children,
Series 1999 C, 6.100% 07/01/19	1,000,000	870,990

	Par ($)	Value ($)
MI Conner Creek Academy
Series 2007, 5.000% 11/01/26	2,540,000	1,780,362

MI Summit Academy North
Series 2005, 5.500% 11/01/35	750,000	463,013

Prep School Total		6,319,723

Student Loan – 2.0%
CT Higher Education Supplemental Loan Authority
Family Education Loan Program, Series 2005 A, AMT, Insured: NPFGC 4.375% 11/15/21	1,050,000	892,615

MA Educational Financing Authority
Series 2008 H, AMT, Insured: AGO 6.350% 01/01/30	4,500,000	4,464,360

NE Nebhelp, Inc.
Series 1993 A-6, AMT, Insured: NPFGC 6.450% 06/01/18	4,000,000	4,047,680

NM Educational Assistance Foundation
Series 1996 A-2, AMT, 6.650% 11/01/25	1,915,000	1,915,709

Student Loan Total		11,320,364

Education Total		28,093,307

Health Care – 34.3%
Continuing Care Retirement – 15.5%
CA La Verne
Brethren Hillcrest Homes, Series 2003 B, 6.625% 02/15/25	685,000	578,674

CO Health Facilities Authority
Christian Living Communities, Series 2006 A:
5.750% 01/01/26	500,000	393,345
5.750% 01/01/37	1,500,000	1,067,535
Covenant Retirement Communities, Inc.:
Series 2002 B, 6.125% 12/01/33	1,000,000	840,140
Series 2005, 5.000% 12/01/35	2,900,000	2,048,502

FL City of Lakeland
Series 2008:
6.250% 01/01/28	675,000	538,853
6.375% 01/01/43	2,250,000	1,631,700

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2009

Municipal Bonds (continued)

	Par ($)	Value ($)
Health Care (continued)
FL Lee County Industrial Development Authority
Shell Point Village, Series 2007, 5.000% 11/15/29	4,000,000	2,683,760

FL Orange County Health Facilities Authority
Orlando Lutheran: Series 2005, 5.700% 07/01/26	2,000,000	1,472,640
Series 2007:
5.500% 07/01/32	350,000	231,630
5.500% 07/01/38	1,750,000	1,121,225

FL Palm Beach County Health Facilities Authority
Abbey Delray South, Series 2003, 5.350% 10/01/14	1,250,000	1,182,775

FL Sarasota County Health Facility Authority
Village on the Isle, Series 2007, 5.500% 01/01/32	4,000,000	2,777,920

FL St. John’s County Industrial Development Authority
Glenmoor at St. John’s, Inc., Series 2006 A, 5.375% 01/01/40	4,275,000	2,583,596
Ponte Vedra, Inc., Series 2007, 5.000% 02/15/27	2,765,000	2,112,681

GA Fulton County
Canterbury Court, Series 2004 A, 6.125% 02/15/34	1,000,000	742,710
Lenbrook, Series 2006 A:
5.000% 07/01/17	2,000,000	1,674,540
5.000% 07/01/29	3,000,000	1,956,690

GA Savannah Economic Development Authority
Marshes of Skidaway, Series 2003 A:
7.400% 01/01/24	500,000	444,410
7.400% 01/01/34	3,000,000	2,470,410

IA Finance Authority
Deerfield Retirement Community, Inc.,
Series 2007 A:
5.500% 11/15/27	1,135,000	702,610
5.500% 11/15/37	750,000	417,293

	Par ($)	Value ($)
IL Du Page County Special Service Area No. 31
Monarch Landing Project, Series 2006, 5.625% 03/01/36	750,000	467,295

IL Finance Authority
Lutheran Senior Services, Series 2006, 5.125% 02/01/26	2,000,000	1,515,900
Monarch Landing, Inc., Series 2007 A, 7.000% 12/01/27	1,640,000	1,105,655
Sedgebrook, Inc., Series 2007 A: 6.000% 11/15/37	5,000,000	2,742,800
6.000% 11/15/42	2,000,000	1,079,660
Tabor Hills Supportive Living, Series 2006, 5.250% 11/15/36	2,000,000	1,217,600
Washington & Jane Smith Community:
Series 2003 A, 7.000% 11/15/32	1,000,000	814,290
Series 2005 A, 6.250% 11/15/35	2,750,000	2,114,475

IL Lincolnshire Special Services Area No. 1
Sedgebrook Project, Series 2004, 6.250% 03/01/34	750,000	487,748

IN Health & Educational Facilities Financing Authority
Baptist Homes of Indiana, Inc., Series 2005, 5.250% 11/15/35	2,750,000	2,020,782

KS Lenexa
Lakeview Village, Inc., Series 2007, 5.500% 05/15/39	4,250,000	2,799,517

KS Manhattan
Manhattan Health Care Facility,
Series 2007 A, 5.000% 05/15/29	2,680,000	1,919,738

MA Development Finance Agency
Linden Ponds, Inc.,
Series 2007 A: 5.750% 11/15/35	700,000	422,142
5.750% 11/15/42	3,530,000	2,057,602
Loomis House, Inc.:
Series 1999 A, 5.625% 07/01/15	650,000	601,699
Series 2002 A, 6.900% 03/01/32	220,000	195,873

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2009

Municipal Bonds (continued)

	Par ($)	Value ($)
Health Care (continued)
MD Howard County
Columbia Vantage House Corp.:
Series 2007 A, 5.250% 04/01/33	1,990,000	1,233,700
Series 2007 B, 5.250% 04/01/37	1,500,000	902,970

MD Westminster Economic Development Authority
Carroll Lutheran Village, Inc.,
Series 2004 A, 6.250% 05/01/34	1,750,000	1,306,620

MI Kentwood Economic Development Corp.
Holland Home, Series 2006 A, 5.375% 11/15/36	1,750,000	1,191,435

MN Columbia Heights
Crest View Corp.,
Series 2007 A: 5.550% 07/01/27	1,000,000	705,650
5.700% 07/01/42	2,000,000	1,306,820

MO Health & Educational Facilities Authority
Lutheran Senior Services, Series 2007 A, 4.875% 02/01/27	3,000,000	2,216,220

MO St. Louis Industrial Development Authority
St. Andrew’s Resources for Seniors,
Series 2007 A: 6.250% 12/01/26	2,000,000	1,646,440
6.375% 12/01/41	3,000,000	2,326,740

MT Facility Finance Authority
St. John’s Lutheran Ministries, Inc.,
Series 2006 A, 6.125% 05/15/36	1,000,000	758,750

NH Higher Educational & Health Facilities Authority
Rivermead at Peterborough,
Series 1998, 5.625% 07/01/18	500,000	440,985

NJ Economic Development Authority
Seabrook Village, Inc.,
Series 2006, 5.250% 11/15/36	2,250,000	1,553,782

NY Broome Country Industrial Development Agency
Good Shepherd Village at Endwell,
Series 2008 A, 6.875% 07/01/40	1,750,000	1,344,910

	Par ($)	Value ($)
NY East Rochester Housing Authority
Woodland Village Project,
Series 2006, 5.500% 08/01/33	1,700,000	1,146,327

NY Nassau County Industrial Development Agency
Amsterdam at Harborside,
Series 2007 A, 6.700% 01/01/43	1,000,000	756,180

PA Bucks County Industrial Development Authority
Ann’s Choice, Inc.,
Series 2005 A, 6.250% 01/01/35	1,750,000	1,266,737

PA Chartiers Valley Industrial & Commercial Development Authority
Asbury Health Center,
Series 1999, 6.375% 12/01/24	750,000	636,053
Friendship Village of South Hills,
Series 2003 A, 5.750% 08/15/20	1,000,000	879,040

PA Montgomery County Industrial Development Authority
Whitemarsh Continuing Care Retirement Community:
Series 2005: 6.125% 02/01/28	1,400,000	891,646
6.250% 02/01/35	1,350,000	822,056
Series 2008, 7.000% 02/01/36	2,000,000	1,386,220

SC Jobs Economic Development Authority
Lutheran Homes of South Carolina, Inc.,
Series 2007: 5.375% 05/01/21	1,000,000	778,380
5.500% 05/01/28	1,100,000	769,703
Wesley Commons,
Series 2006, 5.300% 10/01/36	3,000,000	1,878,360

TN Metropolitan Government Nashville & Davidson County
Blakeford at Green Hills,
Series 1998, 5.650% 07/01/24	1,825,000	1,397,749

TN Shelby County Health Educational & Housing Facilities Board
Germantown Village:
Series 2003 A, 7.250% 12/01/34	675,000	541,451
Series 2006, 6.250% 12/01/34	500,000	348,995

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2009

Municipal Bonds (continued)

	Par ($)	Value ($)
Health Care (continued)
TX Abilene Health Facilities Development Corp.
Sears Methodist Retirement Center:
Series 1998 A, 5.900% 11/15/25	1,350,000	944,298
Series 2003 A,
7.000% 11/15/33	800,000	584,952

TX HFDC of Central Texas, Inc.
Legacy at Willow Bend,
Series 2006 A,
5.750% 11/01/36	2,100,000	1,387,827

VA Suffolk Industrial Development Authority
Lake Prince Center,
Series 2006,
5.150% 09/01/24	750,000	584,528

WI Health & Educational Facilities Authority
Clement Manor,
Series 1998,
5.750% 08/15/24	2,200,000	1,780,108
Milwaukee Catholic Home,
Series 2006,
5.000% 07/01/26	750,000	636,623
Three Pillars Senior Living Communities:
Series 2003,
5.600% 08/15/23	790,000	739,408
Series 2004 A,
5.500% 08/15/34	870,000	710,442

Continuing Care Retirement Total		89,038,520

Health Services – 0.4%
CO Health Facilities Authority
National Jewish Medical & Research Center,
Series 1998, 5.375% 01/01/23	1,080,000	888,818

MA Development Finance Agency
Boston Biomedical Research Institute,
Series 1999:
5.650% 02/01/19	370,000	307,085
5.750% 02/01/29	550,000	393,817

MN Minneapolis & St. Paul Housing & Redevelopment Authority
HealthPartners, Series 2003, 5.875% 12/01/29	400,000	363,132

Health Services Total		1,952,852

	Par ($)	Value ($)
Hospitals – 14.7%
AZ Health Facilities Authority
Phoenix Memorial Hospital,
Series 1991,
8.125% 06/01/12 (c)	1,803,743	18,037

AZ Yavapai County Industrial Development Authority
Yavapai Community Hospital Association,
Series 2008 B, 5.625% 08/01/37	3,500,000	2,991,310

CA ABAG Finance Authority for Nonprofit Corps.
San Diego Hospital Association,
Series 2003 C, 5.375% 03/01/21	500,000	450,270

CA Turlock Health Facility
Emanuel Medical Center, Inc.:
Series 2004,
5.375% 10/15/34	2,000,000	1,380,300
Series 2007 B,
5.125% 10/15/37	2,035,000	1,324,887

CO Health Facilities Authority
Vail Valley Medical Center,
Series 2004, 5.000% 01/15/20	1,000,000	936,040

FL Hillsborough County Industrial Development Authority
Tampa General Hospital, Series 2003 B, 5.250% 10/01/34	1,000,000	837,180

FL Miami Health Facilities Authority
Catholic Health East, Series 2003 B, 5.125% 11/15/24	1,000,000	925,160

FL North Brevard County Hospital District
Series 2008, 5.750% 10/01/38	5,000,000	4,848,200

FL Orange County Health Facilities Authority
Orlando Regional Healthcare System:
Series 1999 E, 6.000% 10/01/26	855,000	840,491
Series 2008 C,
5.250% 10/01/35	4,000,000	3,496,080

FL South Lake County Hospital District
South Lake Hospital, Inc.,
Series 2003:
6.375% 10/01/28	750,000	675,188
6.375% 10/01/34	500,000	453,850

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2009

Municipal Bonds (continued)

	Par ($)	Value ($)
Health Care (continued)
FL West Orange Health Care District
Series 2001 A, 5.650% 02/01/22	1,450,000	1,379,718

IL Finance Authority
Provena Health, Series 2009, 7.750% 08/15/34	3,000,000	2,947,530
Silver Cross Hospital & Medical, Series 2009, 7.000% 08/15/44	5,000,000	4,822,700

IL Southwestern Development Authority
Anderson Hospital:
Series 1999:
5.500% 08/15/20	500,000	461,165
5.625% 08/15/29	250,000	207,078
Series 2006,
5.125% 08/15/26	1,245,000	1,006,607

IN Health & Educational Facility Financing Authority
Schneck Memorial Hospital, Series 2006 A, 5.250% 02/15/30	1,000,000	825,520

LA Public Facilities Authority
Ochsner Clinic Foundation, Series 2007 A, 5.250% 05/15/38	5,000,000	3,967,350
Touro Infirmary, Series 1999 A: 5.500% 08/15/19	510,000	454,170
5.625% 08/15/29	240,000	188,436

MA Health & Educational Facilities Authority
Caregroup, Inc., Series 2008 E-2, 5.375% 07/01/25	2,000,000	1,920,200
Jordan Hospital, Series 1998 D, 5.250% 10/01/18	600,000	483,036
Milford-Whitinsville Regional Hospital:
Series 1998 C, 5.750% 07/15/13	525,000	510,636
Series 2007,
5.000% 07/15/32	1,250,000	824,600

MD Health & Higher Educational Facilities Authority
Adventist Health Care, Series 2003 A: 5.000% 01/01/16	400,000	371,392
5.750% 01/01/25	600,000	530,250

	Par ($)	Value ($)
MI Dickinson County
Dickinson County Health Care System,
Series 1999, 5.800% 11/01/24	1,000,000	870,320

MI Hospital Finance Authority
Detroit Medical Center, Series 1997 A, Insured: AMBAC 5.500% 08/15/24	3,000,000	2,058,510
Garden City Hospital, Series 2007, 5.000% 08/15/38	2,250,000	1,095,818
Henry Ford Health, Series 2006 A: 5.000% 11/15/21	1,000,000	879,150
5.250% 11/15/46	3,000,000	2,233,230
McLaren Health Care Corp., Series 2005 C, 5.000% 08/01/35	2,500,000	2,077,950

MI Saginaw Hospital Finance Authority
Covenant Medical Center Inc., Series 2000 F, 6.500% 07/01/30	3,000,000	2,939,490

MN St. Paul Housing & Redevelopment Authority
HealthEast, Inc., Series 2005: 5.150% 11/15/20	750,000	614,258
6.000% 11/15/30	3,000,000	2,341,740

MN Washington County Housing & Redevelopment Authority
HealthEast, Inc.,
Series 1998, 5.250% 11/15/12	1,100,000	1,070,245

MO Cape Girardeau County
Southeast Missouri Hospital Association,
Series 2003, 5.000% 06/01/27	3,750,000	3,104,062

MO Health & Educational Facilities Authority
Lake Regional Health Systems,
Series 2003, 5.700% 02/15/34	1,000,000	846,260

MO Saline County Industrial Development Authority
John Fitzgibbon Memorial Hospital,
Series 2005, 5.625% 12/01/35	2,750,000	2,043,415

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2009

Municipal Bonds (continued)

	Par ($)	Value ($)
Health Care (continued)
NC Medical Care Commission
Stanly Memorial Hospital,
Series 1999, 6.375% 10/01/29	1,000,000	877,980

NH Higher Educational & Health Facilities Authority
The Memorial Hospital at North Conway,
Series 2006, 5.250% 06/01/21	1,000,000	868,080

NJ Health Care Facilities Financing Authority
Children’s Specialized Hospital,
Series 2005 A, 5.000% 07/01/24	745,000	616,428
St. Joseph’s Hospital & Medical Center,
Series 2008: 6.000% 07/01/18	2,000,000	1,796,720
6.625% 07/01/38	2,000,000	1,627,200

NM Farmington Hospital Revenue
San Juan Medical Center,
Series 2004 A, 5.000% 06/01/23	500,000	448,445

NY Dormitory Authority
Mount Sinai Hospital, Series 2000, 5.500% 07/01/26	225,000	223,772
NYU Hospital Center, Series 2007 B, 5.625% 07/01/37	2,000,000	1,759,420

NY Monroe County Industrial Development Agency
Highland Hospital, Series 2005, 5.000% 08/01/25	1,115,000	978,914

OH Lakewood Hospital Improvement District
Lakewood Hospital Association, Series 2003, 5.500% 02/15/15	1,250,000	1,292,912

OH Miami County Hospital Facilities Authority
Upper Valley Medical Center, Inc.,
Series 2006, 5.250% 05/15/17	1,000,000	943,220

OH Sandusky County
Memorial Hospital, Series 1998, 5.150% 01/01/10	250,000	250,160

OK Norman Regional Hospital Authority
Series 2007, 5.000% 09/01/27	2,000,000	1,353,540

	Par ($)	Value ($)
SC Jobs Economic Development Authority
Series 2008, 6.000% 09/15/38	4,000,000	3,460,520

TN Sullivan County Health Educational & Housing Facilities Board
Wellmont Health System, Series 2006 C: 5.250% 09/01/26	500,000	367,535
5.250% 09/01/36	4,500,000	2,988,945

WI Health & Educational Facilities Authority
Aurora Health Care, Inc., Series 2003, 6.400% 04/15/33	700,000	661,619
Fort Health Care, Inc., Series 2004, 6.100% 05/01/34	1,965,000	1,702,201

Hospitals Total		84,469,440

Intermediate Care Facilities – 0.6%
IL Development Finance Authority
Hoosier Care, Inc., Series 1999 A, 7.125% 06/01/34	1,370,000	1,074,066

IN Health Facilities Financing Authority
Hoosier Care, Inc., Series 1999 A, 7.125% 06/01/34	1,125,000	864,596

LA Public Facilities Authority
Progressive Health Care Providers, Inc.,
Series 1998, 6.375% 10/01/28	2,000,000	1,526,560

Intermediate Care Facilities Total		3,465,222

Nursing Homes – 3.1%
AK Juneau
St. Ann’s Care Center, Inc., Series 1999, 6.875% 12/01/25	1,565,000	1,211,733

CO Health Facilities Authority
Evangelical Luth Gs Society, Series 2009 A 6.125% 06/01/38	4,750,000	4,670,722

CT Development Authority Health Facility
Alzheimers Resources Center, Inc.,
Series 2007: 5.400% 08/15/21	1,080,000	810,227
5.500% 08/15/27	1,000,000	697,500

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2009

Municipal Bonds (continued)

	Par ($)	Value ($)
Health Care (continued)
IA Finance Authority
Care Initiatives, Series 1998 B: 5.750% 07/01/18	600,000	504,654
5.750% 07/01/28	1,475,000	1,038,341

IA Marion Health Care Facilities
AHF/Kentucky-Iowa, Inc., Series 2003, 8.000% 01/01/29	300,000	240,588

KY Economic Development Finance Authority
AHF/Kentucky-Iowa, Inc., Series 2003, 8.000% 01/01/29	920,000	737,803

MA Development Finance Agency
Alliance Health Care, Series 1999 A, 7.100% 07/01/32	2,115,000	1,665,013

MA Industrial Finance Agency
GF/Massachusetts, Inc., Series 1994, 8.300% 07/01/23 (l)	785,000	549,500

MN Eveleth
Arrowhead Senior Living Community,
Series 2007, 5.200% 10/01/27	2,375,000	1,718,882

MN Sartell
Foundation for Health Care:
Series 1999 A,
6.625% 09/01/29	2,000,000	1,691,620
Series 2001 A,
8.000% 09/01/30	995,000	914,554

MO St. Louis County Industrial Development Authority
Ranken Jordan,
Series 2007,
5.000% 11/15/35	1,300,000	777,972

NJ Economic Development Authority
Seashore Gardens,
Series 2006,
5.300% 11/01/26	500,000	350,620

PA Chester County Industrial Development Authority
Pennsylvania Nursing Home, Series 2002,
8.500% 05/01/32	370,000	319,229

Nursing Homes Total		17,898,958

Health Care Total		196,824,992

	Par ($)	Value ($)
Housing – 8.2%
Assisted Living/Senior – 1.7%
DE Kent County
Heritage at Dover,
Series 1999, AMT,
7.625% 01/01/30	2,455,000	1,979,540

FL St. John’s County Industrial Development Authority
Bayview Assisted Living,
Series 2007 A,
5.250% 10/01/41	3,725,000	2,196,111

GA Columbus Housing Authority
The Gardens at Calvary,
Series 1999,
7.000% 11/15/29	2,000,000	1,499,900

MA Development Finance Agency
VOA Concord Assisted Living, Inc.,
Series 2007,
5.200% 11/01/41	1,000,000	598,800

MN Roseville
Care Institute, Inc., Series 1993,
7.750% 11/01/23	1,270,000	962,850

NY Huntington Housing Authority
Gurwin Jewish Senior Center, Series 1999 A:
5.875% 05/01/19	1,900,000	1,550,115
6.000% 05/01/29	625,000	450,719

NY Suffolk County Industrial Development Agency
Gurwin Jewish Phase II, Series 2004, 6.700% 05/01/39	495,000	371,572

Assisted Living/Senior Total		9,609,607

Multi-Family – 4.8%
CO Educational & Cultural Facilities Authority
Campus Village Apartments LLC, Series 2008 CA, 5.500% 06/01/38	5,000,000	4,470,400

DC Housing Finance Agency
FDS Residential II LP, Series 2004, AMT, Insured: FHA 4.850% 06/01/35	1,460,000	1,284,347

DE Wilmington
Electra Arms Senior Association, Series 1998, AMT, 6.250% 06/01/28	830,000	629,812

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2009

Municipal Bonds (continued)

	Par ($)	Value ($)
Housing (continued)
FL Broward County Housing Finance Authority
Chaves Lake Apartments Ltd., Series 2000 A, AMT, 7.500% 07/01/40	1,500,000	1,331,640

FL Capital Trust Agency
Series 2008 B,
7.000% 07/15/32	1,465,000	1,217,972

FL Clay County Housing Finance Authority
Breckenridge Commons Ltd., Series 2000 A, AMT, 7.450% 07/01/40	1,325,000	1,132,133

MA Housing Finance Agency
Series 2005 E, AMT, 5.000% 12/01/28	750,000	702,158

MD Economic Development Corp.
University of Maryland, College Park Projects,
Series 2008, 5.875% 06/01/43	2,735,000	2,516,528

MN Minneapolis Student Housing
Riverton Community Housing, Inc., Series 2006 A, 5.700% 08/01/40	1,600,000	1,125,504

NC Durham Housing Authority
Magnolia Pointe Apartments, Series 2005, AMT, 5.650% 02/01/38 (b)	3,267,359	2,466,202

NC Medical Care Commission
ARC Project, Series 2004 A,
5.800% 10/01/34	1,550,000	1,325,979

NM Mortgage Finance Authority
Series 2005 E, AMT, Insured: FHA 4.800% 09/01/40	1,200,000	1,026,300

OH Montgomery County
Heartland of Centerville LLC, Series 2005, AMT, Insured: FHLMC 4.950% 11/01/35	750,000	741,233

OK County Finance Authority
Sail Associates LLC, Series 2007, AMT, LOC: Bank of the West 5.250% 12/01/41	1,475,000	1,388,535

	Par ($)	Value ($)
OR Forest Grove Student Housing
Oak Tree Foundation, Series 2007, 5.500% 03/01/37	2,900,000	2,132,225

OR Housing & Community Services Department
Series 2005 A, AMT, Insured: FHA 4.850% 07/01/35	1,755,000	1,543,628

Resolution Trust Corp.
Pass-Through Certificates, Series 1993 A, 8.500% 12/01/16 (d)	455,481	419,462

TX El Paso County Housing Finance Corp.
American Village Communities: Series 2000 C, 8.000% 12/01/32	560,000	494,323
Series 2000 D,
10.000% 12/01/32	665,000	583,012

WA Seattle Housing Authority
High Rise Rehabilitation Phase I LP,
Series 2005, AMT, Insured: FSA 5.000% 11/01/25	1,000,000	952,700

Multi-Family Total		27,484,093

Single-Family – 1.7%
CA Housing Finance Agency
Series 2006 K, AMT, 4.625% 08/01/26	5,000,000	4,023,250

CO Housing & Finance Authority
Series 1997 A-2, AMT, 7.250% 05/01/27	15,000	15,263

FL Housing Finance Corp.
Series 2006 1, AMT, Guarantor: GNMA 4.850% 07/01/37	1,185,000	1,051,249

MA Housing Finance Agency
Series 2006 122, AMT, 4.875% 12/01/37	3,855,000	3,404,890

MN Housing Finance Agency
Series 2006 I, AMT, 5.000% 07/01/21	1,350,000	1,350,000

MN Minneapolis St. Paul Housing Finance Board
Series 2006, AMT, Guarantor: GNMA 5.000% 12/01/38	105,310	99,108

Single-Family Total		9,943,760

Housing Total		47,037,460

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2009

Municipal Bonds (continued)

	Par ($)	Value ($)
Industrials – 4.8%
Food Products – 0.4%
MI Strategic Fund
Imperial Sugar Co.: Series 1998 A,
6.250% 11/01/15	1,000,000	910,070
Series 1998 C, AMT,
6.550% 11/01/25	1,500,000	1,178,850

Food Products Total		2,088,920

Forest Products & Paper – 1.9%
AL Courtland Industrial Development Board
International Paper Co.: Series 2003 B, AMT,
6.250% 08/01/25	2,000,000	1,789,060
Series 2005 A,
5.200% 06/01/25	1,000,000	759,050

AL Phoenix City Industrial Development Board
Meadwestvaco Corp., Series 2002 A, AMT, 6.350% 05/15/35	1,000,000	792,740

AR Camden Environmental Improvement Authority
International Paper Co., Series 2004 A, AMT, 5.000% 11/01/18	250,000	212,598

GA Rockdale County Development Authority
Visy Paper, Inc., Series 2007 A, AMT, 6.125% 01/01/34	5,000,000	3,462,900

MS Lowndes County
Weyerhaeuser Co.:
Series 1992 A, 6.800% 04/01/22	1,995,000	1,906,522
Series 1992 B, 6.700% 04/01/22	230,000	217,918

MS Warren County Gulf Opportunity Zone
International Paper Co.,
Series 2008 A, 6.500% 09/01/32	2,000,000	1,806,140

Forest Products & Paper Total		10,946,928

Manufacturing – 0.4%
IL Will-Kankakee Regional Development Authority
Flanders Corp.,
Series 1997, AMT, 6.500% 12/15/17	605,000	532,442

	Par ($)	Value ($)
KS Wichita Airport Authority
Cessna Citation Service Center,
Series 2002 A, AMT, 6.250% 06/15/32	1,875,000	1,455,094

Manufacturing Total		1,987,536

Metals & Mining – 0.3%
NV Department of Business & Industry
Wheeling-Pittsburgh Steel Corp.,
Series 1999 A, AMT, 8.000% 09/01/14	305,000	293,428

VA Greensville County Industrial Development Authority
Wheeling-Pittsburgh Steel Corp.,
Series 1999 A, AMT, 7.000% 04/01/14	1,440,000	1,349,885

Metals & Mining Total		1,643,313

Oil & Gas – 1.3%
LA St. John Baptist Parish
Marathon Oil Corp.,
Series 2007 A, 5.125% 06/01/37	5,000,000	4,186,500

NV Clark County Industrial Development Authority
Southwest Gas Corp.,
Series 2003 E, AMT, 5.800% 03/01/38	1,750,000	1,716,522

TX Gulf Coast Industrial Development Authority
Citgo Petroleum,
Series 1998, AMT, 8.000% 04/01/28	875,000	851,209

VI Virgin Islands Public Finance Authority
Hovensa LLC,
Series 2003, AMT, 6.125% 07/01/22	875,000	833,236

VI Virgin Islands
Hovensa LLC,
Series 2002, AMT,
6.500% 07/01/21	125,000	123,163

Oil & Gas Total		7,710,630

Other Industrial Development Bonds – 0.5%
NJ Economic Development Authority
GMT Realty LLC,
Series 2006 B, AMT,
6.875% 01/01/37	4,000,000	2,900,800

Other Industrial Development Bonds Total		2,900,800

Industrials Total		27,278,127

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2009

Municipal Bonds (continued)

	Par ($)	Value ($)
Other – 13.3%
Other – 0.5%
NY City Industrial Development Agency
Bronx Parking Development,
Series 2007,
5.750% 10/01/37	5,000,000	2,924,900

Other Total		2,924,900

Pool/Bond Bank – 0.8%
OH Cleveland-Cuyahoga County Port Authority
Series 2005 B,
5.125% 05/15/25	700,000	532,959

OH Summit County Port Authority
Seville Project,
Series 2005 A,
5.100% 05/15/25	425,000	301,287

PA Industrial Development Authority
Series 2008,
5.500% 07/01/23	2,355,000	2,470,842

SD Economic Development Finance Authority
Davis Family Sodak,
Series 2004 4-A, AMT,
6.000% 04/01/29	1,400,000	1,376,018

Pool/Bond Bank Total		4,681,106

Refunded/Escrowed(e) – 10.1%
AL Camden Industrial Development Board
Weyerhaeuser Co.,
Series 2003 B, AMT,
Pre-refunded 12/01/13,
6.375% 12/01/24	275,000	316,531

CA Golden State Tobacco Securitization Corp.
Series 2003 A-1,
Pre-refunded 06/01/13,
6.750% 06/01/39	200,000	232,762

CA Lincoln Community Facilities District No. 2003-1
Series 2004,
Pre-refunded 09/01/13:
5.750% 09/01/20	450,000	527,967
5.900% 09/01/24	445,000	524,757

CA Statewide Communities Development Authority
Eskaton Village – Grass Valley,
Series 2000,
Pre-refunded 11/15/10,
8.250% 11/15/31	1,665,000	1,836,711

	Par ($)	Value ($)
CO Adams County
Series 1991 B:
Escrowed to Maturity,
11.250% 09/01/11	220,000	267,344
Pre-refunded 09/01/09,
11.250% 09/01/11	325,000	330,886
Pre-refunded 09/01/10,
11.250% 09/01/11	360,000	403,981

CO E-470 Public Highway Authority
Series 2000 B,
Pre-refunded 09/01/10,
(a) 09/01/35	17,500,000	2,633,050

CO Northwest Parkway Public Highway Authority
Series 2001 D,
Pre-refunded 06/15/11,
7.125% 06/15/41	2,720,000	3,017,976

FL Capital Projects Finance Authority
Glenridge on Palmer Ranch,
Series 2002 A,
Pre-refunded 06/01/12,
8.000% 06/01/32	1,250,000	1,472,700

FL Islands at Doral Southwest Community Development District
Series 2003,
Pre-refunded 05/01/13,
6.375% 05/01/35	750,000	847,860

FL Lee County Industrial Development Authority
Shell Point Village,
Series 1999 A,
Pre-refunded 11/15/09,
5.500% 11/15/29	1,200,000	1,235,124

FL Orange County Health Facilities Authority
Orlando Regional Health Care System:
Series 1999 E,
Pre-refunded 10/01/09,
6.000% 10/01/26	20,000	20,478
Series 2002,
Pre-refunded 12/01/12,
5.750% 12/01/32	350,000	400,782

GA Municipal Electric Authority
Series 1991 V:
Escrowed to Maturity,
6.600% 01/01/18	690,000	828,276
Pre-refunded 01/01/13,
6.600% 01/01/18	75,000	86,882

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2009

Municipal Bonds (continued)

	Par ($)	Value ($)
Other (continued)
IA Finance Authority
Care Initiatives,
Series 1996,
Pre-refunded 07/01/11,
9.250% 07/01/25	450,000	523,593

IL Health Facilities Authority
Lutheran Senior Ministries,
Series 2001 A,
Pre-refunded 08/15/11,
7.375% 08/15/31	1,300,000	1,461,161

MA Development Finance Agency
Western New England College,
Series 2002,
Pre-refunded 12/01/12,
6.125% 12/01/32	300,000	345,456

MA Health & Educational Facilities Authority
Civic Investments, Inc.,
Series 2002 A,
Pre-refunded 12/15/12,
9.000% 12/15/15	1,300,000	1,541,371
Milford-Whitinsville Regional Hospital,
Series 2002 D,
Pre-refunded 07/15/12,
6.350% 07/15/32	1,715,000	1,964,498

MI Pontiac Tax Increment Finance Authority
Development Area No. 3,
Series 2002,
Pre-refunded 06/01/12,
6.375% 06/01/31	1,000,000	1,151,240

MN Carlton
Inter-Faith Social Services, Inc.,
Series 2000,
Pre-refunded 04/01/10,
7.500% 04/01/19	220,000	231,796

NC Eastern Municipal Power Agency
Series 1991 A,
Escrowed to Maturity,
6.500% 01/01/18	3,320,000	4,197,775

NC Medical Care Commission
DePaul Community Facilities, Inc.,
Series 1999,
Pre-refunded 11/01/09,
7.625% 11/01/29	2,115,000	2,200,975

NH Health & Educational Facilities Authority
Catholic Medical Center,
Series 2002 A,
Pre-refunded 7/01/12,
6.125% 07/01/32	350,000	400,813

	Par ($)	Value ($)
NH Industrial Development Authority
Pennichuck Water Works, Inc.,
Series 1988, AMT,
Escrowed to Maturity,
7.500% 07/01/18	310,000	373,355

NJ Economic Development Authority
Seabrook Village, Inc.,
Series 2000 A,
Pre-refunded 11/15/10,
8.250% 11/15/30	1,625,000	1,800,077

NJ Tobacco Settlement Financing Corp.
Series 2003,
Pre-refunded 06/01/13,
6.750% 06/01/39	2,000,000	2,378,000

OH Highland County Joint Township
Series 1999,
Pre-refunded 12/01/09,
6.750% 12/01/29	1,735,000	1,805,684

PA Lancaster Industrial Development Authority
Garden Spot Village,
Series 2000 A,
Pre-refunded 05/01/10,
7.625% 05/01/31	825,000	881,356

PR Commonwealth of Puerto Rico
Series 2006 B,
Pre-refunded 07/01/16,
5.000% 07/01/35	3,090,000	3,570,557

SC Jobs Economic Development Authority
Bon Secours Health System,
Series 2002 A,
Pre-refunded 11/15/12,
5.500% 11/15/23	485,000	548,860

SC Tobacco Settlement Revenue Management Authority
Series 2001 B,
Pre-refunded 05/15/11,
6.375% 05/15/28	1,000,000	1,100,980

TX Houston Health Facilities Development Corp.
Buckingham Senior Living Community, Inc.,
Series 2004 A,
Pre-refunded 02/15/14,
7.125% 02/15/34	1,000,000	1,185,470

TX Tyler Health Facilities Development Corp.
Mother Frances Hospital,
Series 2001,
Pre-refunded 07/01/12,
6.000% 07/01/31	750,000	840,742

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2009

Municipal Bonds (continued)

	Par ($)	Value ($)
Other (continued)
VA Tobacco Settlement Financing Corp.
Series 2005,
Pre-refunded 06/01/15,
5.625% 06/01/37	10,485,000	12,061,210

WI Health & Educational Facilities Authority
Wheaton Franciscan Services,
Series 2002,
Pre-refunded 02/15/12,
5.750% 08/15/30	1,050,000	1,175,244

WV Hospital Finance Authority
Charleston Area Medical Center,
Series 2000,
Pre-refunded 09/01/10,
6.750% 09/01/30	925,000	998,917

Refunded/Escrowed Total		57,723,197

Tobacco – 1.9%
CA Silicon Valley Tobacco Securitization Authority
Series 2007 A,
(a) 06/01/36	3,000,000	206,100

IA Tobacco Settlement Authority
Series 2005 C,
5.625% 06/01/46	3,000,000	1,799,970

LA Tobacco Settlement Financing Corp.
Series 2001 B,
5.875% 05/15/39	1,000,000	783,870

MI Tobacco Settlement Finance Authority
Series 2007 A,
6.000% 06/01/48	5,000,000	3,016,700

NJ Tobacco Settlement Financing Corp.
Series 2007 1C,
(a) 06/01/41	7,500,000	286,050

NY Nassau County Tobacco Settlement Corp.
Series 2006,
(a) 06/01/60	25,000,000	107,250

OH Buckeye Tobacco Settlement Financing Authority
Series 2007 A-2:
5.750% 06/01/34	2,000,000	1,281,840
5.875% 06/01/47	2,100,000	1,182,342
6.000% 06/01/42	3,250,000	1,923,512

PR Commonwealth of Puerto Rico Children’s Trust Fund
Series 2005 B,
(a) 05/15/55	25,000,000	284,250

Tobacco Total		10,871,884

Other Total		76,201,087

	Par ($)	Value ($)
Other Revenue – 2.6%
Hotels – 0.7%
MD Economic Development Corp.
Chesapeake Bay Conference Center,
Series 2006 A,
5.000% 12/01/31	2,250,000	1,173,915

NJ Middlesex County Improvement Authority
Heldrich Associates LLC:
Series 2005 B,
6.250% 01/01/37	4,250,000	2,190,152
Series 2005 C,
8.750% 01/01/37	1,250,000	914,588

Hotels Total		4,278,655

Recreation – 1.9%
CA Agua Caliente Band Cahuilla Indians
Series 2003,
6.000% 07/01/18	1,000,000	834,370

CA Cabazon Band Mission Indians
Series 2004:
8.375% 10/01/15 (d)	400,000	307,268
8.750% 10/01/19 (d)	1,800,000	1,384,074

CT Mashantucket Western Pequot Tribe
Series 1999 B,
(a) 09/01/15 (d)	2,000,000	1,011,060

CT Mohegan Tribe Gaming Authority
Series 2001,
6.250% 01/01/31 (d)	475,000	308,641

CT Mohegan Tribe of Indians
Series 2003,
5.250% 01/01/33	1,000,000	600,690

FL Seminole Indian Tribe
Series 2007,
5.500% 10/01/24 (d)	2,000,000	1,746,860

IL Finance Authority Sports Facility
Leafs Hockey Club Project,
Series 2007 A,
6.000% 03/01/37	1,000,000	398,590

NY Liberty Development Corp.
National Sports Museum,
Series 2006 A,
6.125% 02/15/19 (d)(f)	1,979,996	5,940

OK Chickasaw Nation
Series 2007,
6.250% 12/01/32 (d)	3,500,000	2,912,945

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2009

Municipal Bonds (continued)

	Par ($)	Value ($)
Other Revenue (continued)
OR Cow Creek Band Umpqua Tribe of Indians
Series 2006 C,
5.625% 10/01/26 (d)	1,700,000	1,159,366

Recreation Total		10,669,804

Other Revenue Total		14,948,459

Resource Recovery – 1.1%
Disposal – 0.3%
OH Solid Waste
Republic Services, Inc.,
Series 2004, AMT,
4.250% 04/01/33	2,000,000	1,826,760

Disposal Total		1,826,760

Resource Recovery – 0.8%
FL Lee County Solid Waste Systems
Series 2006 A, AMT,
Insured: AMBAC
5.000% 10/01/17	2,010,000	1,887,571

MA Development Finance Agency
Covanta, Series 1999 A, AMT,
6.700% 12/01/14	510,000	479,130

MA Industrial Finance Agency
Covanta,
Series 1998 A, AMT:
5.500% 12/01/13	500,000	459,550
5.600% 12/01/19	1,000,000	805,630

NY Niagara County Industrial Development Agency
Covanta,
Series 2001 A, AMT,
5.450% 11/15/26	1,000,000	971,810

Resource Recovery Total		4,603,691

Resource Recovery Total		6,430,451

Tax-Backed – 13.2%
Local Appropriated – 0.8%
CA Southeast Resource Recovery Facilities Authority
Series 2003 B, AMT,
Insured: AMBAC
5.375% 12/01/18	2,000,000	1,946,780

MO St. Louis Industrial Development Authority
St. Louis Convention Center,
Series 2000,
Insured: AMBAC
(a) 07/15/18	3,000,000	1,519,050

	Par ($)	Value ($)
SC Laurens County School District No. 55
Series 2005,
5.250% 12/01/30	1,300,000	1,118,806

Local Appropriated Total		4,584,636

Local General Obligations – 1.6%
CA Modesto High School District,
Series 2002 A, Insured: FGIC
(a) 08/01/19	2,650,000	1,531,939

CO Northwest Metropolitan District No. 3
Series 2005,
6.250% 12/01/35	1,000,000	572,660

CO Red Sky Ranch Metropolitan District
Series 2003,
6.050% 12/01/33	1,000,000	688,450

NY New York City
Series 2009 H1,
5.000% 03/01/13	5,000,000	5,420,300

TX Dallas County Flood Control District
Series 2002,
7.250% 04/01/32	1,000,000	999,840

Local General Obligations Total		9,213,189

Special Non-Property Tax – 3.0%
IL Bolingbrook
Sales Tax Revenue, Series 2005,
6.250% 01/01/24	1,500,000	769,185

KS Wyandotte County
Series 2005 B,
5.000% 12/01/20	3,125,000	2,923,125
Series 2006,
4.875% 10/01/28	2,020,000	1,277,307

KY Economic Development Finance Authority
Louisville Arena Authority, Inc.,
Series 2008 A1,
Insured: AGO
6.000% 12/01/38	1,150,000	1,177,025

NJ Economic Development Authority
Cigarette Tax,
Series 2004:
5.500% 06/15/31	315,000	237,015
5.750% 06/15/29	1,000,000	790,820

NV Sparks Tourism Improvement District No. 1
Series 2008 A,
6.750% 06/15/28	3,000,000	2,146,530

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2009

Municipal Bonds (continued)

	Par ($)	Value ($)
Tax-Backed (continued)
PR Commonwealth of Puerto Rico Sales Tax Financing Corp.
Series 2009 B,
5.000% 08/01/39	5,000,000	5,056,000

VA Peninsula Town Center Community Development Authority
Series 2007,
6.450% 09/01/37	4,000,000	2,967,480

Special Non-Property Tax Total		17,344,487

Special Property Tax – 7.1%
CA Carson Improvement Bond Act 1915
Series 1992,
7.375% 09/02/22	115,000	106,303

CA Empire Union School District
Series 1987-1 A,
Insured: AMBAC
(a) 10/01/21	1,665,000	815,117

CA Huntington Beach Community Facilities District
Grand Coast Resort,
Series 2001-1,
6.450% 09/01/31	1,250,000	1,058,850

CA Oakdale Public Financing Authority
Central City Redevelopment Project,
Series 2004,
5.375% 06/01/33	2,000,000	1,510,900

FL Ave Maria Stewardship Community District
Series 2006 A,
5.125% 05/01/38	3,480,000	1,744,176

FL Brandy Creek Community Development District
Series 2003 A,
6.350% 05/01/34	935,000	901,022

FL Celebration Community Development District
Series 2003 A,
6.400% 05/01/34	940,000	827,040

FL Channing Park Development District
Series 2007,
5.300% 05/01/38	1,000,000	503,400

FL Colonial Country Club Community Development District
Series 2003,
6.400% 05/01/33	700,000	685,685

FL Double Branch Community Development District
Series 2002 A,
6.700% 05/01/34	655,000	656,258

	Par ($)	Value ($)
FL Lexington Oaks Community Development District
Series 2002 A,
6.700% 05/01/33	250,000	250,637

FL Middle Village Community Development District
Series 2004 A,
6.000% 05/01/35	2,000,000	1,373,680

FL Oakmont Grove Community Development District
Series 2007 A,
5.400% 05/01/38 (f)	1,200,000	494,760
Series 2007 B,
5.250% 05/01/12 (f)	1,000,000	476,710

FL Orlando
Conroy Road Interchange,
Series 1998 A:
5.500% 05/01/10	60,000	59,112
5.800% 05/01/26	600,000	506,376

FL Sarasota National Community Development District
Series 2003,
5.300% 05/01/39	4,000,000	2,038,920

FL Seven Oaks Community Development District II
Series 2004 A,
5.875% 05/01/35	465,000	249,919
Series 2004 B,
7.500% 05/01/16	3,925,000	3,449,094

FL Sweetwater Creek Community Development District
Series 2007 A,
5.500% 05/01/38	3,935,000	2,182,351

FL Tolomato Community Development District
Series 2007,
6.650% 05/01/40	3,000,000	1,986,360

FL Waterset North Community Development District
Series 2007 A,
6.600% 05/01/39	2,000,000	1,173,600

FL West Villages Improvement District
Series 2006,
5.500% 05/01/37	1,700,000	796,620

FL Westchester Community Development District No. 1
Series 2003,
6.125% 05/01/35	800,000	513,792

FL Westridge Community Development District
Series 2005,
5.800% 05/01/37	2,650,000	1,054,885

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2009

Municipal Bonds (continued)

	Par ($)	Value ($)
Tax-Backed (continued)
GA Atlanta
Eastside Project,
Series 2005 B,
5.600% 01/01/30	1,615,000	1,227,610

IL Annawan
Patriot Renewable Fuels LLC,
Series 2007,
5.625% 01/01/18	1,500,000	1,142,520

IL Chicago
Pilsen Redevelopment,
Series 2004 B,
6.750% 06/01/22	1,225,000	1,057,101

IL Hillside
Series 2008,
7.000% 01/01/28	2,500,000	1,933,650

IL Plano Special Service Area No. 4
Lakewood Springs Project,
Series 2005 5-B,
6.000% 03/01/35	2,985,000	2,098,067

IL Rosemont
River Road Hotel Partners Project,
Series 2007,
5.100% 12/30/23	2,800,000	1,982,456

IL Volo Village Special Service Area No. 3
Symphony Meadows Project,
Series 2006-1,
6.000% 03/01/36	1,996,000	1,123,828

IN City of Portage
Ameriplex Project,
Series 2006,
5.000% 07/15/23	700,000	608,902

MO Fenton
Tax Increment Revenue,
Series 2006,
4.500% 04/01/21	380,000	337,402

MO Kansas City Tax Increment Financing Commission
Maincor Project, Inc.,
Series 2007 A,
5.250% 03/01/18	1,000,000	865,450

MO Riverside
Tax Increment Revenue,
Series 2004,
5.250% 05/01/20	1,275,000	1,187,956

	Par ($)	Value ($)
OH Hickory Chase Community Authority
Series 2008,
7.000% 12/01/38	2,500,000	1,867,475

Special Property Tax Total		40,847,984

State Appropriated – 0.3%
NY Triborough Bridge & Tunnel Authority
Javits Convention Center,
Series 1990 E,
7.250% 01/01/10	350,000	361,294

PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A,
LOC: Government Development Bank for Puerto Rico
5.750% 08/01/27	1,465,000	1,473,248

State Appropriated Total		1,834,542

State General Obligations – 0.4% CA State
Series 2004 A-2,
LOC: Citibank N.A.,
LOC: California State Teachers’ Retirement System
0.180% 05/01/34	200,000	200,000
Series 2007,
5.000% 11/01/37	2,475,000	2,066,328

State General Obligations Total		2,266,328

Tax-Backed Total		76,091,166

Transportation – 3.6%
Air Transportation – 2.2%
CA Los Angeles Regional Airports Improvement Corp.
American Airlines, Inc.,
Series 2000 C, AMT,
7.500% 12/01/24	400,000	347,476

FL Capital Trust Agency
Air Cargo-Orlando,
Series 2003, AMT,
6.750% 01/01/32	650,000	492,882

NC Charlotte/Douglas International Airport
US Airways, Inc.,
Series 1998, AMT,
5.600% 07/01/27	1,500,000	897,930

NJ Economic Development Authority
Continental Airlines, Inc.:
Series 1999, AMT:
6.250% 09/15/19	1,000,000	830,300
6.250% 09/15/29	2,500,000	1,925,400
Series 2003, AMT,
9.000% 06/01/33	1,000,000	1,009,910

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2009

Municipal Bonds (continued)

	Par ($)	Value ($)
Transportation (continued)
NY Industrial Development Agency
American Airlines, Inc.,
Series 2005,
7.625% 08/01/25	3,000,000	2,629,800

NY New York City Industrial Development Agency
American Airlines, Inc.,
Series 2005,
8.000% 08/01/28	2,000,000	1,794,060

PA Philadelphia Authority for Industrial Development
Aero Philadelphia,
Series 1999, AMT,
5.500% 01/01/24	1,000,000	737,300

TX Dallas-Fort Worth International Airport
American Airlines, Inc.,
Series 2000 A, AMT,
9.000% 05/01/29	2,250,000	1,374,615

TX Houston Industrial Development Corp.
United Parcel Service,
Series 2002, AMT,
6.000% 03/01/23	900,000	700,686

Air Transportation Total		12,740,359

Airports – 0.4%
MO Branson Regional Airport Transportation Development District
Branson Airport LLC:
Series 2007 A,
6.000% 07/01/37	500,000	335,085
Series 2007 B,
6.000% 07/01/37	3,550,000	2,258,759

Airports Total		2,593,844

Toll Facilities – 0.8%
CO E-470 Public Highway Authority
Series 2000,
Insured: NPFGC
(a) 09/01/18	4,000,000	2,126,040
TX North Texas Tollway Authority
Series 2008 F,
5.750% 01/01/38	2,645,000	2,530,921

Toll Facilities Total		4,656,961

	Par ($)	Value ($)
Transportation – 0.2%
NV Director of the State of NV Department of Business & Industry
Las Vegas Monorail Co.,
Series 2000
Insured: AMBAC
5.625% 01/01/34	3,000,000	924,810

Transportation Total		924,810

Transportation Total		20,915,974

Utilities – 8.8%
Independent Power Producers – 1.8%
NY Port Authority of New York & New Jersey
KIAC Partners,
Series 1996 IV, AMT:
6.750% 10/01/11	2,300,000	2,290,294
6.750% 10/01/19	120,000	99,981

OR Western Generation Agency
Wauna Cogeneration,
Series 2006 A,
5.000% 01/01/20	2,235,000	1,797,834

PA Economic Development Financing Authority
Colver Project,
Series 2005, AMT,
5.125% 12/01/15	775,000	660,385
Northampton Generating,
Series 1994 A, AMT,
6.500% 01/01/13	3,000,000	2,098,950

PR Commonwealth of Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Cogeneration Facilities
AES Project,
Series 2000, AMT,
6.625% 06/01/26	3,820,000	3,798,990

Independent Power Producers Total		10,746,434

Investor Owned – 5.9%
AR Independence County
Entergy Mississippi, Inc.,
Series 1999,
Insured: AMBAC
4.900% 07/01/22	1,200,000	1,083,900

AZ Maricopa County Pollution Control Corp.
El Paso Electric Co.,
Series 2009 B,
7.250% 04/01/40	3,600,000	3,773,736

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2009

Municipal Bonds (continued)

	Par ($)	Value ($)
Utilities (continued)
CA Chula Vista Industrial Development Authority
San Diego Gas & Electric Co.,
Series 1996 B, AMT,
5.500% 12/01/21	1,275,000	1,244,375

IL Development Finance Authority
Peoples Gas Light & Coke Co.,
Series 2003 E, AMT,
Insured: AMBAC
4.875% 11/01/38	2,500,000	2,247,950

IN Jasper County
Northern Indiana Public Service Co.,
Series 1994 C,
Insured: NPFGC
5.850% 04/01/19	1,000,000	993,670

IN Petersburg
Indianapolis Power & Light Co.,
Series 1991,
5.750% 08/01/21	1,000,000	915,880

LA Calcasieu Parish Industrial Development Board
Entergy Gulf States, Inc.,
Series 1999,
5.450% 07/01/10	500,000	496,695

LA West Feliciana Parish
Entergy Gulf States, Inc.,
Series 1999 B,
6.600% 09/01/28	135,000	134,976

NM Farmington
Tucson Electric Power Co.,
Series 1997 A,
6.950% 10/01/20	2,000,000	2,001,160

NV Clark County Industrial Development Authority
Nevada Power Co.:
Series 1995 B, AMT,
5.900% 10/01/30	2,135,000	1,853,799
Series 1997 A, AMT,
5.900% 11/01/32	750,000	645,780

PA Economic Development Financing Authority
Allegheny Energy Specialty Co.,
Series 2009,
7.000% 07/15/39 (g)	4,000,000	4,037,080

SC Berkeley County Pollution Control Facilities Authority
South Carolina Generating Co. Project,
Series 2003,
4.875% 10/01/14	950,000	955,529

	Par ($)	Value ($)
TX Brazos River Authority
TXU Energy Co., LLC:
Series 2001 C, AMT,
5.750% 05/01/36	2,515,000	1,957,651
Series 2003 C, AMT,
6.750% 10/01/38	1,180,000	566,435

TX Matagorda County Navigation District No. 1
AEP Texas Project,
Series 2005 A,
Insured: AMBAC
4.400% 05/01/30	7,500,000	5,494,800

TX Sabine River Authority
TXU Energy Co., LLC,
Series 2001 B, AMT,
5.750% 05/01/30	1,415,000	1,101,422

WY Campbell County
Black Hills Power, Inc.,
Series 2004,
5.350% 10/01/24	3,250,000	2,776,247

WY Converse County
PacifiCorp,
Series 1988,
3.900% 01/01/14	1,500,000	1,511,715

Investor Owned Total		33,792,800

Municipal Electric – 0.2%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1998 NN,
5.500% 07/01/20	1,005,000	999,271

Municipal Electric Total		999,271

Water & Sewer – 0.9%
AZ Surprise Municipal Property Corp.
Series 2007,
4.900% 04/01/32	2,000,000	1,463,880

MS V Lakes Utility District
Series 1994,
7.000% 07/15/37	250,000	199,570

PA Dauphin County Industrial Development Authority
Dauphin Water Supply Co.,
Series 1992 A, AMT,
6.900% 06/01/24	3,200,000	3,511,360

Water & Sewer Total		5,174,810

Utilities Total		50,713,315

Total Municipal Bonds (cost of $651,787,509)		544,534,338

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2009

Investment Companies – 3.5%

	Shares	Value ($)

Columbia Tax-Exempt Reserves, Capital Class (7 day yield 0.210%)(h)(i)	10,025,800	10,025,800
Dreyfus Tax-Exempt Cash Management Fund (7 day yield 0.400%)	10,105,946	10,105,946

Total Investment Companies (cost of $20,131,746)		20,131,746

	Par ($)
Municipal Preferred Stocks – 0.9%
Housing – 0.9%
Multi-Family – 0.9%
Centerline Equity Issuer Trust
AMT:
6.300% 05/15/19 (d)	1,000,000	1,023,180
Series 1999,
6.625% 07/15/09 (d)	2,000,000	2,000,260
Series 2000,
7.600% 12/15/10 (d)	1,500,000	1,568,685

MuniMae Trust
AMT,
5.800% 06/30/49 (d)	1,000,000	601,100

Multi-Family Total		5,193,225

Housing Total		5,193,225

Total Municipal Preferred Stocks (cost of $5,500,000)		5,193,225

Short-Term Obligations – 0.1%
Variable Rate Demand Notes (j) – 0.1%
CO Educational & Cultural Facilities Authority
Jewish Community Center,
Series 2006 D-1,
LOC: JPMorgan Chase Bank
0.230% 07/01/36	500,000	500,000

NV Clark County School District
Series 2001 A,
Insured: FSA,
SPA: State Street Bank & Trust Co.
0.280% 06/15/21	170,000	170,000

Variable Rate Demand Notes Total		670,000

Total Short-Term Obligations (cost of $670,000)		670,000

Total Investments – 99.3% (cost of $678,089,255) (k)		570,529,309

Other Assets & Liabilities, Net – 0.7%		4,126,398

Net Assets – 100.0%		574,655,707

Notes to Investment Portfolio:

(a)	Zero coupon bond.

(b)	Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At June 30, 2009, the value of these securities amounted to $3,237,318, which represents 0.6% of net assets.

Security	Acquisition Date	Acquisition Cost

CA Statewide Communities Development Authority, Crossroads School for Arts & Sciences, Series 1998,
6.000% 08/01/28	08/21/98	$265,000
6.000% 08/01/28	08/31/98	700,000
NC Durham Housing Authority, Magnolia Pointe Apartments, Series 2005, AMT,
5.650% 02/01/38	12/19/06	3,500,000

		$4,465,000

(c)	The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At June 30, 2009, the value of this security represents less than 0.1% of net assets.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, these securities, which are not illiquid except as listed below, amounted to $14,448,841, which represents 2.5% of net assets.

Security	Acquisition Date	Par	Acquisition Cost	Market Value
Resolution Trust Corp. Pass-Through Certificates, Series 1993 A, 8.500% 12/01/16	11/12/93	$455,481	$463,388	$419,462
CA Cabazon Band Mission Indians, Series 2004: 8.375% 10/01/15 8.750% 10/01/19	10/08/04 10/08/04	400,000 1,800,00	550,000 1,950,000	307,268 1,384,074
OR Cow Creek Band Umpqua Tribe of Indians, Series 2006 C, 5.625% 10/01/26	06/15/06	1,700,000	1,700,000	1,159,366
NY Liberty Development Corp., National Sports Museum Series 2006 A, 6.125% 02/15/19	08/17/06	1,979,996	1,979,996	5,940
MuniMae Trust, AMT, 5.800% 06/30/49	10/19/04	1,000,000	1,000,000	601,100

				$3,877,210

(e)	The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(f)	The issuer is in default of certain debt covenants. Income is not being accrued. At June 30, 2009, the value of these securities amounted to $977,410, which represents 0.2% of net assets.

(g)	Security purchased on a delayed delivery basis.

(h)	Investments in affiliates during the year ended June 30, 2009: Security name: Columbia Tax-Exempt Reserves, Capital Class (7 day yield 0.210%)

Shares as of 06/30/08:	—
Shares purchased:	76,825,272
Shares sold:	(66,799,472)
Shares as of 06/30/09:	10,025,800
Net realized gain(loss):	$—
Dividend income earned:	$36,793
Value at end of period:	$10,025,800

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2009

(i)	Money market mutual fund registered under the Investment Company Act of 1940, as amended and advised by Columbia Management Advisors, LLC.

(j)	Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at June 30, 2009.

(k)	Cost for federal income tax purposes is $677,557,743.

(l)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

The following table summarizes the inputs used, as of June 30, 2009 in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal Bonds
Education
Education	$—	$10,453,220	$—	$10,453,220
Prep School	—	6,319,723	—	6,319,723
Student Loan	—	11,320,364	—	11,320,364

Education Total	—	28,093,307	—	28,093,307

Health Care
Continuing Care Retirement	—	89,038,520	—	89,038,520
Health Services	—	1,952,852	—	1,952,852
Hospitals	—	84,469,440	—	84,469,440
Intermediate Care Facilities	—	3,465,222	—	3,465,222
Nursing Homes	—	17,349,458	549,500	17,898,958

Health Care Total	—	196,275,492	549,500	196,824,992

Housing
Assisted Living/Senior	—	9,609,607	—	9,609,607
Multi-Family	—	27,484,093	—	27,484,093
Single-Family	—	9,943,760	—	9,943,760

Housing Total	—	47,037,460	—	47,037,460

Industrials
Food Products	—	2,088,920	—	2,088,920
Forest Products & Paper	—	10,946,928	—	10,946,928
Manufacturing	—	1,987,536	—	1,987,536
Metals & Mining	—	1,643,313	—	1,643,313
Oil & Gas	—	7,710,630	—	7,710,630
Other Industrial Development Bonds	—	2,900,800	—	2,900,800

Industrials Total	—	27,278,127	—	27,278,127

Other
Other	—	2,924,900	—	2,924,900
Pool/Bond Bank	—	4,681,106	—	4,681,106
Refunded/Escrowed	—	57,723,197	—	57,723,197
Tobacco	—	10,871,884	—	10,871,884

Other Total	—	76,201,087	—	76,201,087

Other Revenue
Hotels	—	4,278,655	—	4,278,655
Recreation	—	10,669,804	—	10,669,804

Other Revenue Total	—	14,948,459	—	14,948,459

Resource Recovery
Disposal	—	1,826,760	—	1,826,760
Resource Recovery	—	4,603,691	—	4,603,691

Resource Recovery Total	—	6,430,451	—	6,430,451

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Tax-Backed
Local Appropriated	$—	$4,584,636	$—	$4,584,636
Local General Obligations	—	9,213,189	—	9,213,189
Special Non-Property Tax	—	17,344,487	—	17,344,487
Special Property Tax	—	40,847,984	—	40,847,984
State Appropriated	—	1,834,542	—	1,834,542
State General Obligations	—	2,266,328	—	2,266,328

Tax-Backed Total	—	76,091,166	—	76,091,166

Transportation
Air Transportation	—	12,740,359	—	12,740,359
Airports	—	2,593,844	—	2,593,844
Toll Facilities	—	4,656,961	—	4,656,961
Transportation	—	924,810	—	924,810

Transportation Total	—	20,915,974	—	20,915,974

Utilities
Independent Power Producers	—	10,746,434	—	10,746,434
Investor Owned	—	33,792,800	—	33,792,800
Municipal Electric	—	999,271	—	999,271
Water & Sewer	—	5,174,810	—	5,174,810

Utilities Total	—	50,713,315	—	50,713,315

Total Municipal Bonds	—	543,984,838	549,500	544,534,338

Investment Companies	20,131,746	—	—	20,131,746
Municipal Preferred Stocks
Housing
Multi-Family	—	5,193,225	—	5,193,225

Housing Total	—	5,193,225	—	5,193,225

Total Municipal Preferred Stocks		5,193,225	—	5,193,225

Short-Term Obligations
Variable Rate Demand Notes	—	670,000	—	670,000
Total Short-Term Obligations		670,000	—	670,000

Total Investments	20,131,746	549,848,063	549,500	570,529,309

Total	$20,131,746	$549,848,063	$549,500	$570,529,309

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2009

The following table reconciles asset balances for the twelve month period ending June 30, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of June 30, 2008	Accrued Discounts/ Premiums	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net transfers into Level 3	Net transfers out of Level 3	Balance as of June 30, 2009	Change in Unrealized Appreciation (Depreciation) from Investments held at June 30, 2009
Municipal Bonds
HEALTH CARE
Nursing Homes	$—	$—	$—	($175,584)	$—	$25,000	$750,084	$—	$549,500	($175,584)

Total	$—	$—	$—	($175,584)	$—	$25,000	$750,084	$—	$549,500	($175,584)

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized losses attributable to securities owned at June 30, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $175,584. This amount is included in net change in unrealized depreciation on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

June 30, 2009

At June 30, 2009 the composition of the Fund by Revenue Source is as follows:

Revenue Source (Unaudited)	% of Net Assets
Health Care	34.3
Tax-Backed	13.2
Refunded/Escrowed	10.1
Housing	9.1
Utilities	8.8
Education	4.9
Industrials	4.8
Transportation	3.6
Other	3.2
Other Revenue	2.6
Resource Recovery	1.1

95.7
Investment Companies	3.5
Short-Term Obligations	0.1
Other Assets & Liabilities, Net	0.7

100.0

Acronym	Name
AGO	Assured Guaranty Ltd.
AMBAC	Ambac Assurance Corp.
AMT	Alternative Minimum Tax
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FSA	Financial Security Assurance, Inc.
GNMA	Government National Mortgage Association
HFDC	Health Facility Development Corporation
LOC	Letter of Credit
NPFGC	National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia High Yield Municipal Fund

June 30, 2009

		($)
Assets	Unaffiliated investments, at cost	668,063,455
	Affiliated investments, at cost	10,025,800

	Total investments, at cost	678,089,255
	Unaffiliated investments, at value	560,503,509
	Affiliated investments, at value	10,025,800

	Total investments, at value	570,529,309

	Cash	544
	Receivable for:
	Investments sold	754,080
	Fund shares sold	1,119,406
	Interest	9,945,944
	Trustees’ deferred compensation plan	41,958
	Prepaid expenses	12,026

	Total Assets	582,403,267

Liabilities	Payable for:
	Investments purchased on a delayed delivery basis	4,000,000
	Fund shares repurchased	1,000,200
	Distributions	2,318,801
	Investment advisory fee	186,878
	Administration fee	51,076
	Transfer agent fee	31,077
	Trustees’ fees	391
	Pricing and bookkeeping fees	27,091
	Custody fee	6,533
	Distribution and service fees	18,102
	Chief compliance officer expenses	194
	Trustees’ deferred compensation plan	41,958
	Other liabilities	65,259

	Total Liabilities	7,747,560

	Net Assets	574,655,707

Net Assets Consist of	Paid-in capital	752,314,797
	Undistributed net investment income	1,240,262
	Accumulated net realized loss	(71,339,406)
	Net unrealized appreciation (depreciation) on investments	(107,559,946)

	Net Assets	574,655,707

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities (continued) – Columbia High Yield Municipal Fund

June 30, 2009

Class A	Net assets	$59,188,645
	Shares outstanding	6,736,909
	Net asset value per share	$8.79	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($8.79/0.9525)	$9.23	(b)

Class B
	Net assets	$8,392,327
	Shares outstanding	955,207
	Net asset value and offering price per share	$8.79	(a)

Class C
	Net assets	$8,340,930
	Shares outstanding	949,367
	Net asset value and offering price per share	$8.79	(a)

Class Z
	Net assets	$498,733,805
	Shares outstanding	56,765,831
	Net asset value, offering and redemption price per share	$8.79

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statement of Operations – Columbia High Yield Municipal Fund

For the Year Ended June 30, 2009

		($)
Investment Income	Interest	39,565,319
	Dividends	128,178
	Dividends from affiliates	36,793

	Total Investment Income	39,730,290

Expenses	Investment advisory fee	2,421,629
	Administration fee	661,657
	Distribution fee:
	Class B	68,663
	Class C	66,839
	Service fee:
	Class A	123,838
	Class B	18,310
	Class C	17,823
	Transfer agent fee	517,687
	Pricing and bookkeeping fees	180,290
	Trustees’ fees	30,741
	Custody fee	30,428
	Chief compliance officer expenses	789
	Other expenses	243,127

	Total Expenses	4,381,821

	Fees waived by distributor – Class C	(13,371)
	Expense reductions	(3,970)

	Net Expenses	4,364,480

	Net Investment Income	35,365,810

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	Net realized loss on:
	Investments	(33,236,358)
	Futures contracts	(6,567,463)

	Net realized loss	(39,803,821)

	Net change in unrealized appreciation (depreciation) on:
	Investments	(71,909,172)
	Futures contracts	1,323,704

	Net change in unrealized appreciation (depreciation)	(70,585,468)

	Net Loss	(110,389,289)

	Net Decrease Resulting from Operations	(75,023,479)

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia High Yield Municipal Fund

Increase (Decrease) in Net Assets		Year Ended June 30, 2009 ($)	Year Ended June 30, 2008 ($)
Operations	Net investment income	35,365,810	36,858,792
	Net realized loss on investments, swap contracts and futures contracts	(39,803,821)	(14,081,613)
	Net change in unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	(70,585,468)	(54,619,486)

	Net decrease resulting from operations	(75,023,479)	(31,842,307)

Distributions to Shareholders	From net investment income:
	Class A	(3,633,149)	(3,933,279)
	Class B	(466,244)	(590,174)
	Class C	(468,337)	(511,488)
	Class Z	(30,574,264)	(31,712,990)

	Total distributions to shareholders	(35,141,994)	(36,747,931)

	Net Capital Stock Transactions	(42,026,276)	(24,534,734)

	Total decrease in net assets	(152,191,749)	(93,124,972)

Net Assets	Beginning of period	726,847,456	819,972,428
	End of period	574,655,707	726,847,456
	Undistributed net investment income at end of period	1,240,262	1,084,662

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Capital Stock Activity

	Columbia High Yield Municipal Fund
	Year Ended June 30, 2009		Year Ended June 30, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,077,239	9,324,226	1,256,976	13,647,769
Distributions reinvested	225,765	1,993,420	208,142	2,235,548
Redemptions	(1,794,935)	(15,859,796)	(2,180,658)	(23,709,042)

Net decrease	(491,931)	(4,542,150)	(715,540)	(7,825,725)

Class B
Subscriptions	185,475	1,578,364	73,271	794,844
Distributions reinvested	26,304	232,508	29,283	315,127
Redemptions	(414,186)	(3,688,094)	(481,908)	(5,215,968)

Net decrease	(202,407)	(1,877,222)	(379,354)	(4,105,997)

Class C
Subscriptions	218,827	1,900,642	192,222	2,075,752
Distributions reinvested	23,318	205,692	22,291	239,567
Redemptions	(367,569)	(3,276,441)	(387,704)	(4,236,926)

Net decrease	(125,424)	(1,170,107)	(173,191)	(1,921,607)

Class Z
Subscriptions	15,518,948	138,277,279	19,046,612	203,604,008
Distributions reinvested	575,053	5,081,922	498,121	5,350,463
Redemptions	(20,306,908)	(177,795,998)	(20,234,726)	(219,635,876)

Net decrease	(4,212,907)	(34,436,797)	(689,993)	(10,681,405)

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia High Yield Municipal Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended June 30,
Class A Shares	2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$10.32	$11.33		$11.25		$11.39		$10.96

Income from Investment Operations:
Net investment income (a)	0.53	0.52		0.51		0.52		0.54
Net realized and unrealized gain (loss) on investments, swap contracts and futures contracts	(1.53)	(1.01)		0.08		(0.14)		0.43

Total from investment operations	(1.00)	(0.49)		0.59		0.38		0.97

Less Distributions to Shareholders:
From net investment income	(0.53)	(0.52)		(0.51)		(0.52)		(0.54)

Net Asset Value, End of Period	$8.79	$10.32		$11.33		$11.25		$11.39
Total return (b)	(9.60)%	(4.39)%		5.23%		3.39	%(c)	9.00%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (d)	0.90%	0.90%		0.88%		0.85%		0.87%
Interest expense and fees	—	0.05	%(e)	0.07	%(e)	0.07	%(e)	0.06	%(e)
Net expenses (d)	0.90%	0.95%		0.95%		0.92%		0.93%
Waiver/Reimbursement	—	—		—		—	%(f)	—
Net investment income (d)	5.90%	4.84%		4.43%		4.60%		4.79%
Portfolio turnover rate	26%	32%		27%		13%		7%
Net assets, end of period (000s)	$59,189	$74,593		$89,977		$90,151		$91,470

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no initial sales change or contingent deferred sales charge.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Interest expense and fees relate to the Fund’s liability with respect to floating-rate notes held in conjunction with investments in inverse floating rate obligations.

(f)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia High Yield Municipal Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended June 30,
Class B Shares	2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$10.32	$11.33		$11.25		$11.39		$10.96

Income from Investment Operations:
Net investment income (a)	0.46	0.44		0.42		0.43		0.46
Net realized and unrealized gain (loss) on investments, swap contracts and futures contracts	(1.53)	(1.01)		0.08		(0.14)		0.42

Total from investment operations	(1.07)	(0.57)		0.50		0.29		0.88

Less Distributions to Shareholders:
From net investment income	(0.46)	(0.44)		(0.42)		(0.43)		(0.45)

Net Asset Value, End of Period	$8.79	$10.32		$11.33		$11.25		$11.39
Total return (b)	(10.27)%	(5.10)%		4.45%		2.62	%(c)	8.19%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (d)	1.65%	1.65%		1.63%		1.60%		1.62%
Interest expense and fees	—	0.05	%(e)	0.07	%(e)	0.07	%(e)	0.06	%(e)
Net expenses (d)	1.65%	1.70%		1.70%		1.67%		1.68%
Waiver/Reimbursement	—	—		—		—	%(f)	—
Net investment income (d)	5.13%	4.09%		3.68%		3.85%		4.04%
Portfolio turnover rate	26%	32%		27%		13%		7%
Net assets, end of period (000s)	$8,392	$11,945		$17,407		$24,735		$32,824

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Interest expense and fees relate to the Fund’s liability with respect to floating-rate notes held in conjunction with investments in inverse floating rate obligations.

(f)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia High Yield Municipal Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended June 30,
Class C Shares	2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$10.32	$11.33		$11.25		$11.39		$10.96

Income from Investment Operations:
Net investment income (a)	0.48	0.46		0.44		0.45		0.47
Net realized and unrealized gain (loss) on investments, swap contracts and futures contracts	(1.54)	(1.01)		0.08		(0.14)		0.43

Total from investment operations	(1.06)	(0.55)		0.52		0.31		0.90

Less Distributions to Shareholders:
From net investment income	(0.47)	(0.46)		(0.44)		(0.45)		(0.47)

Net Asset Value, End of Period	$8.79	$10.32		$11.33		$11.25		$11.39
Total return (b)(c)	(10.14)%	(4.96)%		4.61%		2.77%		8.35%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (d)	1.50%	1.50%		1.48%		1.45%		1.47%
Interest expense and fees	—	0.05	%(e)	0.07	%(e)	0.07	%(e)	0.06	%(e)
Net expenses (d)	1.50%	1.55%		1.55%		1.52%		1.53%
Waiver/Reimbursement	0.15%	0.15%		0.15%		0.15%		0.15%
Net investment income (d)	5.29%	4.24%		3.82%		3.99%		4.19%
Portfolio turnover rate	26%	32%		27%		13%		7%
Net assets, end of period (000s)	$8,341	$11,090		$14,134		$14,727		$13,593

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Interest expense and fees relate to the Fund’s liability with respect floating-rate notes held in conjunction with investments in inverse floating rate obligations.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia High Yield Municipal Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended June 30,
Class Z Shares	2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$10.32	$11.33		$11.25		$11.39		$10.96

Income from Investment Operations:
Net investment income (a)	0.55	0.54		0.53		0.54		0.56
Net realized and unrealized gain (loss) on investments, swap contracts and futures contracts	(1.54)	(1.01)		0.08		(0.14)		0.43

Total from investment operations	(0.99)	(0.47)		0.61		0.40		0.99

Less Distributions to Shareholders:
From net investment income	(0.54)	(0.54)		(0.53)		(0.54)		(0.56)

Net Asset Value, End of Period	$8.79	$10.32		$11.33		$11.25		$11.39
Total return (b)	(9.42)%	(4.20)%		5.44%		3.59	%(c)	9.22%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (d)	0.70%	0.70%		0.68%		0.65%		0.67%
Interest expense and fees	—	0.05	%(e)	0.07	%(e)	0.07	%(e)	0.06	%(e)
Net expenses (d)	0.70%	0.75%		0.75%		0.72%		0.73%
Waiver/Reimbursement	—	—		—		—	%(f)	—
Net investment income (d)	6.07%	5.03%		4.63%		4.80%		4.99%
Portfolio turnover rate	26%	32%		27%		13%		7%
Net assets, end of period (000s)	$498,734	$629,219		$698,454		$576,355		$447,945

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Interest expense and fees relate to the Fund’s liability with respect to floating-rate notes held in conjunction with investments in inverse floating rate obligations.

(f)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia High Yield Municipal Fund

June 30, 2009

Note 1. Organization

Columbia High Yield Municipal Fund (the “Fund”), a series of Columbia Funds Series Trust I, (the “Trust”), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income exempt from federal income tax and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. Effective June 22, 2009, the Fund no longer accepts investments in Class B shares from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through August 20, 2009, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision

Columbia High Yield Municipal Fund

June 30, 2009

of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

On July 1, 2008 the Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

■	Level 1 — quoted prices in active markets for identical securities

■	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■

Level 3 — prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts

The Fund entered into interest rate futures contracts to manage its exposure to movements in interest rates.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Swap Contracts

The Fund may engage in swap transactions such as interest rate and volatility swaps, consistent with its investment objective and policies to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in realized gain/(loss) on investments. Unrealized

Columbia High Yield Municipal Fund

June 30, 2009

gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund’s basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Columbia High Yield Municipal Fund

June 30, 2009

For the year ended June 30, 2009, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities partnership adjustments, paydown reclasses, market discount reclasses and expired capital loss carryforwards were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(68,216)	$1,996,782	$(1,928,566)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended June 30, 2009 and June 30, 2008 was as follows:

	June 30, 2009	June 30, 2008
Distributions paid from:
Tax-Exempt Income	$34,890,769	$36,711,040
Ordinary Income*	251,225	36,891

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of June 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$3,285,222	$—	$(107,028,434)

*	The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at June 30, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$10,382,662
Unrealized depreciation	(117,411,096)
Net unrealized depreciation	$(107,028,434)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2010	$ 1,780,434
2011	$ 697,947
2012	$ 1,587,432
2013	$ 5,621,572
2014	$ 466,991
2015	$ 1,471,699
2016	$ 5,694,295
2017	$17,741,445

Total	$35,061,815

Capital loss carryforwards of $1,928,565 expired during the year ended June 30, 2009.

Of the capital loss carryforwards attributable to the Fund, $1,095,076 (expiring on June 30, 2010) was obtained in a merger with Liberty High Yield Municipal Fund. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of June 30, 2009, post-October capital losses of $35,172,418 attributed to security transactions were deferred to July 1, 2009.

Under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 (“FIN 48”), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on the computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s

Columbia High Yield Municipal Fund

June 30, 2009

financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $100 million	0.450%
$100 million to $200 million	0.425%
Over $200 million	0.400%

For the year ended June 30, 2009, the Fund’s effective investment advisory fee rate was 0.41% of the Fund’s average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $100 million	0.150%
$100 million to $200 million	0.125%
Over $200 million	0.100%

For the year ended June 30, 2009, the Fund’s effective administration fee rate was 0.11% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

Columbia High Yield Municipal Fund

June 30, 2009

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended June 30, 2009, there were no minimum account balance fees charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the year ended June 30, 2009, the Distributor has retained net underwriting discounts of $7,933 on sales of the Fund’s Class A shares and received net CDSC fees of $33, $16,011 and $736 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted distribution and shareholder servicing plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act which require the payment of a monthly service fee to the Distributor. The service fee is equal to 0.20% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C shares distribution fee so that it will not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fee Waivers and Expense Reimbursements

Effective January 1, 2009, Columbia has voluntarily agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.65% annually of the Fund’s average daily net assets. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other

The Fund may make daily investments of cash balances in Columbia Tax-Exempt Reserves, an affiliated open-ended investment company, pursuant to an exemptive order received from the Securities and Exchange Commission. As an investing Fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Tax-Exempt Reserves.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended June 30, 2009, these custody credits reduced total expenses by $3,970 for the Fund.

Columbia High Yield Municipal Fund

June 30, 2009

Note 6. Derivative Instruments

Derivatives not accounted for as hedging instruments under Statement 133:

The table below reflects the Fund’s realized gain (loss) and change in unrealized appreciation or (depreciation) on derivatives by primary risk exposure for the year ended June 30, 2009.

Interest Rate Risk	Net realized gain (loss)	Change in unrealized appreciation (depreciation)
Futures contracts	$(6,567,463)	$1,323,704
Total Derivatives Realized and Change in unrealized gain (loss) (a)(b)	$(6,567,463)	$1,323,704

(a)	Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $(6,567,463) for futures contracts.

(b)	Total derivatives change in unrealized appreciation (depreciation) included in the Statement of Operations is comprised of $1,323,704 for futures contracts.

Note 7. Portfolio Information

For the year ended June 30, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $143,945,379 and $174,932,570, respectively.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended June 30, 2009, the Fund did not borrow under these arrangements.

Note 9. Shares of Beneficial Interest

As of June 30, 2009, 68.3% of the Fund’s shares outstanding were beneficially owned by two participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Geographic Concentration Risk

The Fund had greater than 5% of its total net assets at June 30, 2009 invested in debt obligations issued by each of Florida (11.6%) and Illinois (6.6%) and their political

Columbia High Yield Municipal Fund

June 30, 2009

subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of these states’ or territories’ municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At June 30, 2009, there were no private insurers who insured greater than 5% of the total investments of the Fund.

High-Yield Securities Risk

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as “junk” bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the SEC (the “SEC Order”) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the “Distributor”), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

Columbia High Yield Municipal Fund

June 30, 2009

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the “CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia High Yield Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Municipal Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 20, 2009

Federal Income Tax Information (Unaudited) – Columbia High Yield Municipal Fund

99.3% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 79; Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)

Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 79; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Helios Total Return Fund, Inc. and Helios Strategic Mortgage Income Fund, Inc.

(exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 79; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 79; None

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; Consultant on econometric and statistical matters. Oversees 79; None

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 79; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 79; None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 79; None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 79; Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 79; None

Interested Trustee

William E. Mayer[1] (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 79; Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

The Funds currently treat Mr. Mayer as an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer–Columbia Funds, from June 2008 to January 2009; Treasurer–Columbia Funds, from October 2003 to May 2008; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Senior Vice President–Columbia Management Advisors, LLC, from April 2003 to December 2004; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October 2004; Vice President–Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)
One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia High Yield Municipal Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

One Financial Center

Boston, MA 02111-2621

Columbia High Yield Municipal Fund

Annual Report, June 30, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/19907-0609 (08/09) 09/84992

Annual Report

June 30, 2009

Columbia Small Cap Value Fund I

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

Recent events have shown great volatility in the markets and uncertainty in the economy. During these challenging times, it becomes even more important to focus on long-term horizons and key investment tools that can help manage volatility. This may be the time to reflect on your investment goals and evaluate your portfolio to ensure you are positioned for any potential market rebound.

A long-term financial plan can serve as a road map and guide you through the necessary steps designed to meet your financial goals. Your financial plan should take into account your investment goals, time horizon, overall financial situation, risk tolerance and willingness to ride out market volatility. Your investment professional can be a key resource as you work through this process. The knowledge and experience of an investment professional can help as you create or reevaluate your investment strategy.

The importance of diversification

Although diversification does not ensure a profit or guarantee against loss, a diversified portfolio can be a strategy for successful long-term investing. Diversification refers to the mix of investments within a portfolio. A mutual fund can contribute to portfolio diversification given that a mutual fund’s portfolio represents several investments. Additionally, the way you allocate your money among stocks, bonds and cash, and geographically between foreign and domestic investments, can help to reduce risks. Diversification can result in multiple investments where the positive performance of certain holdings can offset any negative performance from other holdings. Having a diversified portfolio doesn’t mean that the value of the portfolio will never go down, but rather helps strike a balance between risk and reward.

Reevaluate your strategy

An annual review of your investments is a key opportunity to determine if your investment needs have changed or if you need minor adjustments to rebalance your portfolio. Life events like a birth, marriage, home improvement, or change in employment can have a major effect on your spending and goals. Ask yourself how your spending or goals have changed and factor this into your financial plan. Are you using automated investments or payroll deductions to help keep your savings on track? Are you able to set aside additional savings or increase your 401(k) plan contributions? If during your review you find that your investments in any one category (e.g., stocks, bonds or cash) have grown too large based on your diversification plan, you may want to consider redirecting future investments to get back on track.

History has shown that the U.S. stock market has been remarkably resilient.¹ Volatility can lead to opportunity. Patience and a commitment to your long-term financial plan may position you to potentially benefit over your investment horizon. We appreciate your business and continued support of Columbia Funds.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

[1]

The Dow Jones Industrial Average is the most widely used indicator of the overall condition of the stock market. The Dow Jones Industrial Average Index is a price-weighted average of 30 actively traded blue-chip stocks as selected by the editors of the Wall Street Journal. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Fund Profile – Columbia Small Cap Value Fund I

Summary

■	For the 12-month period that ended June 30, 2009, the fund’s Class A shares returned negative 20.73% without sales charge.

■

In a period that was challenging for all areas of the stock market, the fund held up better than its benchmark, the Russell 2000 Value Index[1], and the average fund in its peer group, the Lipper Small-Cap Value Funds Classification.[2]

■	The fund’s long-standing focus on high quality companies helped stem losses as stock prices declined sharply.

Portfolio Management

Stephen D. Barbaro has managed or co-managed the fund since June 2002 and has been with the advisor or its predecessors or affiliate organization since 1976.

Jeremy Javidi has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organization since 2000.

[1]

The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 06/30/09

–20.73% Class A shares (without sales charge)

–25.24% Russell 2000 Value Index

Morningstar Style Box™

Equity Style

The Morningstar Style Box™ reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

1

Economic Update – Columbia Small Cap Value Fund I

Summary

For the 12-month period that ended June 30, 2009

■	Stocks lost ground around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

-26.21%	-31.35%

■

Despite volatility in many segments of the bond market, the Barclays Capital Aggregate Bond Index delivered positive results. High-yield bonds lost ground, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index.

Barclays Aggregate Index	Merrill Lynch High Yield Index

6.05%	-3.63%

Past performance is no guarantee of future results.

During the 12-month period that began July 1, 2008 and ended June 30, 2009, the U.S. economy struggled under the weight of the worst financial crisis since the Great Depression. Economic growth, as measured by gross domestic product, contracted by more than 6% in the second half of 2008. Although the decline for the first half of 2009 was less severe than expected, hopes for a late 2009 recovery remain in doubt. The lapse from growth has resulted in the longest—and most severe—recession in nearly three decades.

The labor market shed millions of jobs between 2008 and 2009, raising the unemployment rate to 9.5% in June 2009 and virtually wiping out all of the jobs gained since the last recession. Manufacturing activity slowed and consumer spending declined. The beleaguered housing market continued to lose ground as prices fell and inventories rose. However, mortgage purchase applications increased late in the period, buoyed by low interest rates and an $8,000 first-time home buyer tax credit. Late in 2008, consumer confidence, as measured by the Conference Board, plummeted to its lowest point ever. However, it stabilized, then turned higher in 2009.

Troubles that began in the U.S. subprime mortgage market resulted in a meltdown within the U.S. financial sector that claimed several major institutions in 2008 and led others to seek bailouts, restructuring or both. New rigorous lending standards severely limited access to credit, further hampering economic growth. In this environment, a new administration sought to stabilize the financial system, address economic woes and introduce sweeping health care reform. Stimulus spending began to flow into the economy, raising hopes that growth would be restored in the second half of 2009. However, with much of the developed world in recession, any substantial improvement in economic conditions may be longer in coming. In December 2008, the Federal Reserve Board (the Fed) lowered a key short-term borrowing rate—the federal funds rate—to between zero and 0.25%—a record low. In light of protracted economic weakness, we believe the Fed is unlikely to tighten its reins on money until the economy and the labor markets stabilize.

Stocks retreated, then rebounded

Against a weakening economic backdrop, the U.S. stock market lost 26.21% for the 12-month period, as measured by the S&P 500 Index.1 Losses affected the stocks of companies of all sizes and investment style categories, although growth stocks held up slightly better than value stocks, as measured by their respective Russell indices.2

[1]	The Standard and Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[2]	The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

2

Economic Update (continued) – Columbia Small Cap Value Fund I

Stock markets outside the U.S. suffered even greater losses. The MSCI EAFE Index,3 a broad gauge of stock market performance in foreign developed markets, lost 31.35% (in U.S. dollars) for the period. Emerging stock markets, which generally have had a strong run over the past several years, were also caught in the downdraft. As investors backed away from risk, the MSCI Emerging Markets Index4 returned negative 28.07% (in U.S. dollars).

Bonds outperformed stocks

As investors sought refuge from a volatile stock market, the highest quality sectors of the U.S. bond market delivered modest gains. During the first half of the period, Treasury prices rose and yields declined sharply as the economy faltered and stock market volatility increased. As hopes for a recovery materialized in the second half of the period, yields rose and Treasuries lagged riskier segments of the bond market. The benchmark 10-year Treasury yield began the period at just under 4.0%, declined to 2.2% in December 2008 then rose to end the period at 3.5%. In this environment, the Barclays Capital Aggregate Bond Index5 (formerly the Lehman Brothers U.S. Aggregate Bond Index) returned 6.05%. High-yield bond prices fell sharply in 2008 as economic prospects weakened and default fears rose, then rebounded strongly in 2009. For the 12-month period, the Merrill Lynch U.S. High Yield, Cash Pay Index6 returned negative 3.63%. For the last six months of the period, the index gained 28.99%.

Past performance is no guarantee of future results.

[3]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada.
[4]	The MSCI Emerging Markets Index is composed of a sample of companies from 22 countries representing the global emerging stock markets.

[5]	The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[6]	The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Small Cap Value Fund I

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.30
Class B	2.05
Class C	2.05
Class Z	1.05

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 07/01/99 – 06/30/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 07/01/99 – 06/30/09 ($)

Sales charge	without	with
Class A	18,373	17,316
Class B	17,031	17,031
Class C	17,036	17,036
Class Z	18,858	n/a

Average annual total return as of 06/30/09 (%)

Share class	A		B		C		Z
Inception	07/25/86		11/09/92		01/15/96		07/31/95
Sales charge	without	with	without	with	without	with	without
1-year	–20.73	–25.29	–21.31	–24.94	–21.30	–22.03	–20.53
5-year	–0.19	–1.37	–0.94	–1.20	–0.93	–0.93	0.07
10-year	6.27	5.64	5.47	5.47	5.47	5.47	6.55

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Small Cap Value Fund I

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

01/01/09 – 06/30/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,004.81	1,018.15	6.66	6.71	1.34
Class B	1,000.00	1,000.00	1,001.29	1,014.43	10.37	10.44	2.09
Class C	1,000.00	1,000.00	1,001.19	1,014.43	10.37	10.44	2.09
Class Z	1,000.00	1,000.00	1,006.20	1,019.39	5.42	5.46	1.09

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers’ Report – Columbia Small Cap Value Fund I

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 06/30/09 ($)
Class A	29.29
Class B	23.96
Class C	25.35
Class Z	30.68

Distributions declared per share

07/01/08 – 06/30/09 ($)
Class A	1.94
Class B	1.93
Class C	1.93
Class Z	1.99

For the 12-month period that ended June 30, 2009, the fund’s Class A shares returned negative 20.73% without sales charge. By comparison, the fund’s benchmark, the Russell 2000 Value Index, returned negative 25.24%, and the average return of its peer group, the Lipper Small-Cap Value Funds Classification, was negative 24.24%. Small-cap stocks were hit hard as a credit crisis unfolded and the economy weakened. The fund’s focus on companies with strong cash flows and fortress-like balance sheets helped reduce the damage during the downturn, then helped the fund outperform when the market rebounded in the spring.

Stock market turbulence

The stock market posted steep declines during the past year. Several major financial institutions folded and credit markets froze. After a dismal nine months, the market began to turn in March, driven by signs that the worst of the worst recession in decades might be behind us. Against this backdrop, the most beaten-down and economically-sensitive sectors posted sharp gains in a rally that commenced late in March. However, these sectors still ended the year down more than defensive sectors, such as consumer staples, health care and utilities.

Stemming losses in financials and materials

Stock selection in the financials, materials and consumer discretionary sectors kept the fund from losing as much ground as the index. In financials, our high quality focus kept us out of the sector’s worst performers and steered us toward stocks that held up relatively well, including some specialty finance stocks and real estate investment trusts (REITs). Pressured by a weak economy, materials stocks posted steep declines. The fund’s materials stocks, however, fell much less than the sector, largely because of positive contributions from Clearwater Paper and steel stocks. Clearwater, which makes store-brand, private label tissue, rallied nicely after being spun out at an attractive price from a REIT we already owned. Steel stocks that we had purchased at severe discounts also made a comeback, thanks to improved expectations for the economy. In the consumer discretionary sector, stock selection further limited downside. Standouts included Pacific Sunwear of California, a premier teen retailer that gained after restructuring its operations for greater profitability.

Weak market for energy and industrials

Although no one sector hurt the fund relative to the index, the fund did experience some sharp sector declines that were in line with those in the index. The biggest loss came from energy stocks, which fell over 60%, as slowing global demand caused oil prices to plunge from a high of about $140 per barrel last summer to roughly $34 per barrel last December. Although we cut back on energy stocks, we would have benefited from making bigger reductions sooner. Fortunately, energy was a relatively small sector within both the index and the fund. Industrials were also weak performers as economies around the world slowed. The fund’s losses within industrials were close to those in the index, where the sector declined about 27%.

6

Portfolio Managers’ Report (continued) – Columbia Small Cap Value Fund I

Top 5 equity sectors

as of 06/30/09 (%)
Financials	30.3
Industrials	16.9
Information Technology	14.9
Consumer Discretionary	10.6
Materials	7.0

Top 10 equity holdings

as of 06/30/09 (%)
Greif	1.3
Werner Enterprises	1.0
Weis Markets	0.9
Clearwater Paper	0.9
H.B. Fuller	0.8
United American Indemnity	0.8
Black Hills	0.7
Rent-a-Center	0.7
Avista	0.7
Benchmark Electronics	0.7

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Holding discussed in this report

as of 06/30/09 (%)
Clearwater Paper	0.9
Pacific Sunwear of California	0.6

Shift to more neutral sector weights

The fund began the year defensively positioned with overweights in health care, consumer staples and utilities. When the market corrected in October and again in February, we used the opportunity to buy stocks that we liked at attractive entry points. Through these purchases, we increased our stakes in more economically-sensitive sectors, including consumer discretionary, materials, energy, industrials and technology. By year-end, most of the sector weights in the fund were close to those in the index.

A look ahead

We expect the current credit crisis to continue, forcing weaker competitors to exit lines of business and stronger companies to find new opportunities. We believe that our focus on financially strong small-cap companies will help us identify the best prospects in this environment. In addition, we think the outlook for small-cap stocks could be strong as they historically have been among the first to rise during an economic recovery.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. The price of the company’s stock may not approach the value the manager has placed on it.

7

Investment Portfolio – Columbia Small Cap Value Fund I

June 30, 2009

Common Stocks – 99.4%

	Shares	Value ($)
Consumer Discretionary – 10.6%
Auto Components – 0.2%
Stoneridge, Inc. (a)	171,143	821,486
Superior Industries International, Inc.	85,086	1,199,713

Auto Components Total		2,021,199

Diversified Consumer Services – 0.7%
Regis Corp.	223,776	3,895,940
Sotheby’s	182,600	2,576,486

Diversified Consumer Services Total		6,472,426

Hotels, Restaurants & Leisure – 2.1%
Benihana, Inc., Class A (a)	538,397	3,402,669
Bob Evans Farms, Inc.	167,361	4,809,955
CEC Entertainment, Inc. (a)	119,720	3,529,346
Jack in the Box, Inc. (a)	106,230	2,384,864
Landry’s Restaurants, Inc. (a)	109,540	942,044
Red Robin Gourmet Burgers, Inc. (a)	160,151	3,002,831

Hotels, Restaurants & Leisure Total		18,071,709

Household Durables – 1.6%
American Greetings Corp., Class A	452,560	5,285,901
Cavco Industries, Inc. (a)	106,887	2,707,448
CSS Industries, Inc.	183,195	3,733,514
Ethan Allen Interiors, Inc.	246,170	2,550,321

Household Durables Total		14,277,184

Leisure Equipment & Products – 0.7%
Brunswick Corp.	653,433	2,822,831
Jakks Pacific, Inc. (a)	237,680	3,049,434

Leisure Equipment & Products Total		5,872,265

Specialty Retail – 4.2%
America’s Car-Mart, Inc. (a)	289,420	5,933,110
AnnTaylor Stores Corp. (a)	534,791	4,267,632
Christopher & Banks Corp.	172,369	1,156,596
Foot Locker, Inc.	292,785	3,065,459
Men’s Wearhouse, Inc.	209,165	4,011,785
OfficeMax, Inc.	558,360	3,506,501
Pacific Sunwear of California (a)	1,692,553	5,703,903
Rent-A-Center, Inc. (a)	357,404	6,372,513
Shoe Carnival, Inc. (a)	233,617	2,787,051

Specialty Retail Total		36,804,550

	Shares	Value ($)
Textiles, Apparel & Luxury Goods – 1.1%
Movado Group, Inc.	317,089	3,342,118
Phillips-Van Heusen Corp.	103,291	2,963,419
Wolverine World Wide, Inc.	139,650	3,080,679

Textiles, Apparel & Luxury Goods Total		9,386,216

Consumer Discretionary Total		92,905,549

Consumer Staples – 3.2%
Food & Staples Retailing – 2.5%
BJ’s Wholesale Club, Inc. (a)	86,550	2,789,507
Casey’s General Stores, Inc.	205,349	5,275,416
Ruddick Corp.	187,519	4,393,570
Spartan Stores, Inc.	181,571	2,253,296
Weis Markets, Inc.	228,449	7,657,610

Food & Staples Retailing Total		22,369,399

Food Products – 0.7%
Fresh Del Monte Produce, Inc. (a)	287,885	4,681,010
Lancaster Colony Corp.	33,982	1,497,587

Food Products Total		6,178,597

Consumer Staples Total		28,547,996

Energy – 5.2%
Energy Equipment & Services – 2.4%
Gulf Island Fabrication, Inc.	152,620	2,415,975
Lufkin Industries, Inc.	65,201	2,741,702
Matrix Service Co. (a)	203,280	2,333,654
Patterson-UTI Energy, Inc.	176,580	2,270,819
Superior Well Services, Inc. (a)	234,404	1,394,704
T-3 Energy Services, Inc. (a)	130,910	1,559,138
TGC Industries, Inc. (a)	354,313	1,725,504
Tidewater, Inc.	106,610	4,570,371
Union Drilling, Inc. (a)	352,466	2,333,325

Energy Equipment & Services Total		21,345,192

Oil, Gas & Consumable Fuels – 2.8%
Berry Petroleum Co., Class A	159,070	2,957,111
Cimarex Energy Co.	86,920	2,463,313
Forest Oil Corp. (a)	134,600	2,008,232
Holly Corp.	173,779	3,124,546
Mariner Energy, Inc. (a)	326,030	3,830,853
Nordic American Tanker Shipping	94,378	3,003,108
Stone Energy Corp. (a)	465,660	3,455,197
Swift Energy Co. (a)	220,389	3,669,477

Oil, Gas & Consumable Fuels Total		24,511,837

Energy Total		45,857,029

See Accompanying Notes to Financial Statements.

8

Columbia Small Cap Value Fund I

June 30, 2009

Common Stocks (continued)

	Shares	Value ($)
Financials – 30.3%
Capital Markets – 1.9%
Federated Investors, Inc., Class B	118,720	2,859,965
Investment Technology Group, Inc. (a)	129,300	2,636,427
Janus Capital Group, Inc.	255,509	2,912,802
Piper Jaffray Companies, Inc. (a)	126,072	5,505,564
Raymond James Financial, Inc.	179,490	3,089,023

Capital Markets Total		17,003,781

Commercial Banks – 7.2%
BancFirst Corp.	117,243	4,054,263
BancTrust Financial Group, Inc.	382,938	1,148,814
Bryn Mawr Bank Corp.	231,324	4,365,084
Capitol Bancorp Ltd.	233,208	618,001
Chemical Financial Corp.	315,593	6,283,457
Columbia Banking System, Inc.	244,085	2,496,990
Community Trust Bancorp, Inc.	147,160	3,936,530
First Citizens BancShares, Inc., Class A	45,976	6,144,692
First Financial Corp.	193,638	6,115,088
First National Bank of Alaska	1,836	2,955,960
Investors Bancorp, Inc. (a)	405,127	3,710,963
Mass Financial Corp., Class A (a)	287,470	1,776,565
Merchants Bancshares, Inc.	213,676	4,741,470
Northfield Bancorp, Inc.	292,284	3,396,340
Northrim BanCorp, Inc.	254,046	3,536,320
South Financial Group, Inc.	539,341	641,816
Sterling Bancorp NY	345,896	2,888,232
Taylor Capital Group, Inc. (a)	232,666	1,593,762
West Coast Bancorp	329,340	671,854
Whitney Holding Corp.	280,939	2,573,401

Commercial Banks Total		63,649,602

Consumer Finance – 0.7%
Cash America International, Inc.	259,499	6,069,682

Consumer Finance Total		6,069,682

Diversified Financial Services – 0.7%
Medallion Financial Corp.	491,091	3,756,846
Pico Holdings, Inc. (a)	92,761	2,662,241

Diversified Financial Services Total		6,419,087

	Shares	Value ($)
Insurance – 6.9%
Baldwin & Lyons, Inc., Class B	208,742	4,112,217
CNA Surety Corp. (a)	359,439	4,848,832
EMC Insurance Group, Inc.	228,929	4,764,013
FBL Financial Group, Inc. Class A	336,243	2,777,367
First Mercury Financial Corp.	231,807	3,191,982
Harleysville Group, Inc.	120,125	3,389,928
Horace Mann Educators Corp.	459,622	4,582,431
National Western Life Insurance Co., Class A	23,379	2,729,498
Navigators Group, Inc. (a)	108,351	4,814,035
RLI Corp.	93,050	4,168,640
Safety Insurance Group, Inc.	166,741	5,095,605
Selective Insurance Group, Inc.	214,985	2,745,358
Stewart Information Services Corp.	237,810	3,388,793
United America Indemnity Ltd., Class A (a)	1,406,938	6,739,233
United Fire & Casualty Co.	176,444	3,026,015

Insurance Total		60,373,947

Real Estate Investment Trusts (REITs) – 7.0%
DCT Industrial Trust, Inc.	843,969	3,443,394
DiamondRock Hospitality Co.	808,959	5,064,083
Duke Realty Corp.	274,640	2,408,593
DuPont Fabros Technology, Inc.	259,460	2,444,113
Franklin Street Properties Corp.	459,900	6,093,675
Getty Realty Corp.	156,006	2,943,833
LaSalle Hotel Properties	283,812	3,502,240
Mack-Cali Realty Corp.	88,730	2,023,044
National Health Investors, Inc.	201,458	5,380,943
National Retail Properties, Inc.	341,430	5,923,811
Potlatch Corp.	259,101	6,293,563
Sun Communities, Inc.	233,589	3,218,857
Sunstone Hotel Investors, Inc.	573,426	3,067,829
Universal Health Realty Income Trust	169,433	5,340,528
Urstadt Biddle Properties, Inc., Class A	311,342	4,383,695

Real Estate Investment Trusts (REITs) Total		61,532,201

Real Estate Management & Development – 0.4%
Avatar Holdings, Inc. (a)	102,239	1,857,682
Maui Land & Pineapple Co., Inc. (a)	169,432	1,306,321

Real Estate Management & Development Total		3,164,003

See Accompanying Notes to Financial Statements.

9

Columbia Small Cap Value Fund I

June 30, 2009

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Thrifts & Mortgage Finance – 5.5%
Bank Mutual Corp.	560,516	4,887,699
BankFinancial Corp.	407,199	3,607,783
Beneficial Mutual Bancorp, Inc. (a)	473,469	4,545,302
Brookline Bancorp, Inc.	632,399	5,893,959
Clifton Savings Bancorp, Inc.	384,084	4,132,744
ESSA Bancorp, Inc.	255,567	3,493,601
Home Federal Bancorp, Inc.	503,648	5,132,173
TrustCo Bank Corp. NY	501,194	2,962,057
United Financial Bancorp, Inc.	303,776	4,198,184
Washington Federal, Inc.	359,751	4,676,763
Westfield Financial, Inc.	568,412	5,149,813

Thrifts & Mortgage Finance Total		48,680,078

Financials Total		266,892,381

Health Care – 4.7%

Health Care Equipment & Supplies – 0.4%
Analogic Corp.	56,389	2,083,574
Young Innovations, Inc.	75,300	1,640,787

Health Care Equipment & Supplies Total		3,724,361

Health Care Providers & Services – 3.8%
Allion Healthcare, Inc. (a)	83,888	499,134
AmSurg Corp. (a)	126,977	2,722,387
Cross Country Healthcare, Inc. (a)	292,218	2,007,538
Healthspring, Inc. (a)	360,904	3,919,417
Kindred Healthcare, Inc. (a)	295,931	3,660,666
Magellan Health Services, Inc. (a)	95,300	3,127,746
Medcath Corp. (a)	117,976	1,387,398
Mednax, Inc. (a)	6,514	274,435
NovaMed, Inc. (a)	703,388	2,778,382
Owens & Minor, Inc.	62,281	2,729,153
Res-Care, Inc. (a)	394,997	5,648,457
Triple-S Management Corp. (a)	117,652	1,834,195
U.S. Physical Therapy, Inc. (a)	153,696	2,267,016

Health Care Providers & Services Total		32,855,924

Life Sciences Tools & Services – 0.5%
PAREXEL International Corp. (a)	116,683	1,677,902
Varian, Inc. (a)	75,570	2,979,725

Life Sciences Tools & Services Total		4,657,627

Health Care Total		41,237,912

	Shares	Value ($)
Industrials – 16.9%
Aerospace & Defense – 1.4%
AAR Corp. (a)	164,265	2,636,453
Ceradyne, Inc. (a)	165,586	2,924,249
Esterline Technologies Corp. (a)	106,590	2,885,391
Ladish Co., Inc. (a)	287,650	3,730,821

Aerospace & Defense Total		12,176,914

Air Freight & Logistics – 0.2%
Pacer International, Inc.	693,179	1,545,789

Air Freight & Logistics Total		1,545,789

Airlines – 0.4%
Skywest, Inc.	345,621	3,525,334

Airlines Total		3,525,334

Building Products – 1.7%
Ameron International Corp.	60,917	4,083,876
Builders FirstSource, Inc. (a)	616,034	2,562,701
Lennox International, Inc.	144,559	4,641,789
NCI Building Systems, Inc. (a)	354,561	936,041
Universal Forest Products, Inc.	97,251	3,218,036

Building Products Total		15,442,443

Commercial Services & Supplies – 1.7%
ABM Industries, Inc.	168,760	3,049,493
ATC Technology Corp. (a)	170,300	2,469,350
Comfort Systems USA, Inc.	263,151	2,697,298
Consolidated Graphics, Inc. (a)	159,680	2,781,626
Ennis, Inc.	10,535	131,266
United Stationers, Inc. (a)	116,300	4,056,544

Commercial Services & Supplies Total		15,185,577

Construction & Engineering – 2.2%
Dycom Industries, Inc. (a)	353,751	3,916,024
EMCOR Group, Inc. (a)	274,790	5,528,775
KBR, Inc.	247,969	4,572,548
KHD Humboldt Wedag International Ltd. (a)	246,192	2,053,241
Layne Christensen Co. (a)	136,060	2,782,427
Sterling Construction Co., Inc. (a)	36,626	558,913

Construction & Engineering Total		19,411,928

Electrical Equipment – 1.9%
A.O. Smith Corp.	117,120	3,814,598
Acuity Brands, Inc.	107,230	3,007,801
Belden, Inc.	195,431	3,263,698
GrafTech International Ltd. (a)	555,009	6,277,152

Electrical Equipment Total		16,363,249

See Accompanying Notes to Financial Statements.

10

Columbia Small Cap Value Fund I

June 30, 2009

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)

Machinery – 2.6%
Astec Industries, Inc. (a)	105,238	3,124,516
CIRCOR International, Inc.	122,460	2,891,281
EnPro Industries, Inc. (a)	209,022	3,764,486
FreightCar America, Inc.	156,661	2,633,471
Harsco Corp.	89,187	2,523,992
Kadant, Inc. (a)	228,369	2,578,286
LB Foster Co., Class A (a)	74,221	2,231,825
Robbins & Myers, Inc.	160,230	3,084,428

Machinery Total		22,832,285

Professional Services – 1.7%
CDI Corp.	252,706	2,817,672
Kforce, Inc. (a)	238,764	1,974,578
Korn/Ferry International (a)	261,401	2,781,307
LECG Corp. (a)	471,065	1,535,672
MPS Group, Inc. (a)	806,225	6,159,559

Professional Services Total		15,268,788

Road & Rail – 2.3%
Arkansas Best Corp.	110,950	2,923,533
Genesee & Wyoming, Inc., Class A (a)	104,263	2,764,012
Heartland Express, Inc.	226,254	3,330,459
Ryder System, Inc.	99,039	2,765,169
Werner Enterprises, Inc.	463,879	8,405,487

Road & Rail Total		20,188,660

Trading Companies & Distributors – 0.8%
Kaman Corp.	217,222	3,627,608
Watsco, Inc.	71,725	3,509,504

Trading Companies & Distributors Total		7,137,112

Industrials Total		149,078,079

Information Technology – 14.9%

Communications Equipment – 3.6%
ADC Telecommunications, Inc. (a)	355,989	2,833,673
Airvana, Inc. (a)	131,814	839,655
Anaren, Inc. (a)	245,630	4,342,738
Avocent Corp. (a)	194,990	2,722,060
Bel Fuse, Inc., Class B	100,917	1,618,709
Black Box Corp.	148,056	4,955,434
Comtech Telecommunications Corp. (a)	39,265	1,251,768
Plantronics, Inc.	191,170	3,615,025
Symmetricom, Inc. (a)	482,980	2,786,795
Tekelec (a)	181,590	3,056,160
Tellabs, Inc. (a)	691,210	3,960,633

Communications Equipment Total		31,982,650

	Shares	Value ($)
Computers & Peripherals – 0.9%
Adaptec, Inc. (a)	395,502	1,048,080
Electronics for Imaging, Inc. (a)	303,991	3,240,544
QLogic Corp. (a)	268,381	3,403,071

Computers & Peripherals Total		7,691,695

Electronic Equipment, Instruments & Components – 3.9%
Anixter International, Inc. (a)	136,590	5,134,418
Benchmark Electronics, Inc. (a)	438,091	6,308,510
Brightpoint, Inc. (a)	689,563	4,323,560
CPI International, Inc. (a)	283,699	2,465,344
CTS Corp.	331,974	2,174,430
Electro Scientific Industries, Inc. (a)	275,600	3,081,208
Littelfuse, Inc. (a)	143,590	2,866,056
Methode Electronics, Inc.,	87,390	613,478
MTS Systems Corp.	156,764	3,237,177
NAM TAI Electronics, Inc.	644,110	2,743,909
Plexus Corp. (a)	82,247	1,682,774

Electronic Equipment, Instruments & Components Total		34,630,864

Internet Software & Services – 0.3%
InfoSpace, Inc. (a)	320,980	2,128,097

Internet Software & Services Total		2,128,097

IT Services – 1.6%
Acxiom Corp.	250,450	2,211,473
CACI International, Inc., Class A (a)	101,870	4,350,868
CSG Systems International, Inc. (a)	220,999	2,926,027
MAXIMUS, Inc.	114,639	4,728,859

IT Services Total		14,217,227

Semiconductors & Semiconductor Equipment – 3.0%
Actel Corp. (a)	211,746	2,272,035
ATMI, Inc. (a)	123,402	1,916,433
Cirrus Logic, Inc. (a)	559,100	2,515,950
Fairchild Semiconductor International, Inc. (a)	604,151	4,223,015
Kulicke & Soffa Industries, Inc. (a)	717,348	2,460,504
MKS Instruments, Inc. (a)	186,322	2,457,587
OmniVision Technologies, Inc. (a)	341,987	3,553,245
Verigy Ltd. (a)	346,987	4,222,832
Zoran Corp. (a)	288,456	3,144,170

Semiconductors & Semiconductor Equipment Total		26,765,771

See Accompanying Notes to Financial Statements.

11

Columbia Small Cap Value Fund I

June 30, 2009

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Software – 1.6%
Jack Henry & Associates, Inc.	113,190	2,348,693
Mentor Graphics Corp. (a)	525,526	2,874,627
MSC.Software Corp. (a)	483,671	3,221,249
Parametric Technology Corp. (a)	248,690	2,907,186
Progress Software Corp. (a)	115,349	2,441,938

Software Total		13,793,693

Information Technology Total		131,209,997

Materials – 7.0%
Chemicals – 2.0%
Cytec Industries, Inc.	202,034	3,761,873
H.B. Fuller Co.	387,649	7,276,172
OM Group, Inc. (a)	213,629	6,199,513

Chemicals Total		17,237,558

Construction Materials – 0.3%
Eagle Materials, Inc.	113,381	2,861,737

Construction Materials Total		2,861,737

Containers & Packaging – 1.7%
Greif, Inc., Class A	77,856	3,442,792
Greif, Inc., Class B	196,647	7,915,042
Packaging Corp. of America	222,420	3,603,204

Containers & Packaging Total		14,961,038

Metals & Mining – 2.2%
Carpenter Technology Corp.	146,050	3,039,300
Harry Winston Diamond Corp.	667,326	3,977,263
Haynes International, Inc. (a)	147,844	3,503,903
Olympic Steel, Inc.	176,729	4,324,559
RTI International Metals, Inc. (a)	253,051	4,471,411

Metals & Mining Total		19,316,436

Paper & Forest Products – 0.8%
Clearwater Paper Corp. (a)	297,415	7,521,625

Paper & Forest Products Total		7,521,625

Materials Total		61,898,394

Telecommunication Services – 1.0%
Diversified Telecommunication Services – 0.4%
Warwick Valley Telephone Co.(b)	271,200	3,118,800

Diversified Telecommunication Services Total		3,118,800

Wireless Telecommunication Services – 0.6%
Syniverse Holdings, Inc. (a)	336,480	5,393,774

Wireless Telecommunication Services Total		5,393,774

Telecommunication Services Total		8,512,574

	Shares	Value ($)
Utilities – 5.6%
Electric Utilities – 3.0%
ALLETE, Inc.	174,180	5,007,675
El Paso Electric Co. (a)	286,868	4,004,677
Great Plains Energy, Inc.	196,151	3,050,148
Hawaiian Electric Industries, Inc.	130,201	2,481,631
Maine & Maritimes Corp.	56,850	1,975,538
MGE Energy, Inc.	165,004	5,535,884
UIL Holdings Corp.	174,996	3,928,660

Electric Utilities Total		25,984,213

Independent Power Producers & Energy Traders – 0.7%
Black Hills Corp.	278,431	6,401,129

Independent Power Producers & Energy Traders Total		6,401,129

Multi-Utilities – 1.9%
Avista Corp.	356,730	6,353,361
CH Energy Group, Inc.	100,504	4,693,537
NorthWestern Corp.	236,651	5,386,177

Multi-Utilities Total		16,433,075

Utilities Total		48,818,417

Total Common Stocks (cost of $960,989,861)		874,958,328

	Par ($)
Short-Term Obligation – 0.8%
Repurchase agreement with Fixed Income Clearing Corp., dated 06/30/09, due 07/01/09 at 0.000001%, collateralized by a U.S. Treasury obligation maturing 02/12/15, market value $7,150,455 (repurchase proceeds $7,010,000)	7,010,000	7,010,000

Total Short-Term Obligation (cost of $7,010,000)		7,010,000

Total Investments – 100.2% (cost of $967,999,861)(c)		881,968,328

Other Assets & Liabilities, Net – (0.2)%		(1,389,887)

Net Assets – 100.0%		880,578,441

See Accompanying Notes to Financial Statements.

12

Columbia Small Cap Value Fund I

June 30, 2009

Common Stocks (continued)

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in this affiliated company during the year ended June 30, 2009, are as follows:

Security name:	Warwick Valley Telephone Co.

Shares as of 06/30/08:	194,460
Shares purchased:	79,290
Shares sold:	(2,550)
Shares as of 06/30/09:	271,200
Net realized loss:	$(4,181)
Dividend income earned:	$191,989
Value at end of period:	$3,118,800

(c)	Cost for federal income tax purposes is $974,554,000.

The following table summarizes the inputs used, as of June 30, 2009 in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary
Auto Components	$2,021,199	$—	$—	$2,021,199
Diversified Consumer Services	6,472,426	—	—	6,472,426
Hotels, Restaurants & Leisure	18,071,709	—	—	18,071,709
Household Durables	14,277,184	—	—	14,277,184
Leisure Equipment & Products	5,872,265	—	—	5,872,265
Specialty Retail	36,804,550	—	—	36,804,550
Textiles, Apparel & Luxury Goods	9,386,216	—	—	9,386,216

Consumer Discretionary Total	92,905,549	—	—	92,905,549

Consumer Staples
Food & Staples Retailing	22,369,399	—	—	22,369,399
Food Products	6,178,597	—	—	6,178,597

Consumer Staples Total	28,547,996	—	—	28,547,996

Energy
Energy Equipment & Services	21,345,192	—	—	21,345,192
Oil, Gas & Consumable Fuels	24,511,837	—	—	24,511,837

Energy Total	45,857,029	—	—	45,857,029

Financials
Capital Markets	17,003,781	—	—	17,003,781
Commercial Banks	63,649,602	—	—	63,649,602
Consumer Finance	6,069,682	—	—	6,069,682
Diversified Financial Services	6,419,087	—	—	6,419,087
Insurance	60,373,947	—	—	60,373,947
Real Estate Investment Trusts (REITs)	61,532,201	—	—	61,532,201
Real Estate Management & Development	3,164,003	—	—	3,164,003
Thrifts & Mortgage Finance	48,680,078	—	—	48,680,078

Financials Total	266,892,381	—	—	266,892,381

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Health Care
Health Care Equipment & Supplies	3,724,361	—	—	3,724,361
Health Care Providers & Services	32,855,924	—	—	32,855,924
Life Sciences Tools & Services	4,657,627	—	—	4,657,627

Health Care Total	41,237,912	—	—	41,237,912

Industrials
Aerospace & Defense	12,176,914	—	—	12,176,914
Air Freight & Logistics	1,545,789	—	—	1,545,789
Airlines	3,525,334	—	—	3,525,334
Building Products	15,442,443	—	—	15,442,443
Commercial Services & Supplies	15,185,577	—	—	15,185,577
Construction & Engineering	19,411,928	—	—	19,411,928
Electrical Equipment	16,363,249	—	—	16,363,249
Machinery	22,832,285	—	—	22,832,285
Professional Services	15,268,788	—	—	15,268,788
Road & Rail	20,188,660	—	—	20,188,660
Trading Companies & Distributors	7,137,112	—	—	7,137,112

Industrials Total	149,078,079	—	—	149,078,079

Information Technology
Communications Equipment	31,982,650	—	—	31,982,650
Computers & Peripherals	7,691,695	—	—	7,691,695
Electronic Equipment, Instruments & Components	34,630,864	—	—	34,630,864
Internet Software & Services	2,128,097	—	—	2,128,097
IT Services	14,217,227	—	—	14,217,227
Semiconductors & Semiconductor Equipment	26,765,771	—	—	26,765,771
Software	13,793,693	—	—	13,793,693

Information Technology Total	131,209,997	—	—	131,209,997

Materials
Chemicals	17,237,558	—	—	17,237,558
Construction Materials	2,861,737	—	—	2,861,737
Containers & Packaging	14,961,038	—	—	14,961,038
Metals & Mining	19,316,436	—	—	19,316,436
Paper & Forest Products	7,521,625	—	—	7,521,625

Materials Total	61,898,394	—	—	61,898,394

Telecommunication Services
Diversified Telecommunication Services	3,118,800	—	—	3,118,800
Wireless Telecommunication Services	5,393,774	—	—	5,393,774

Telecommunication Services Total	8,512,574	—	—	8,512,574

See Accompanying Notes to Financial Statements.

13

Columbia Small Cap Value Fund I

June 30, 2009

Common Stocks (continued)

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Utilities
Electric Utilities	25,984,213	—	—	25,984,213
Independent Power Producers & Energy Traders	6,401,129	—	—	6,401,129
Multi-Utilities	16,433,075	—	—	16,433,075

Utilities Total	48,818,417	—	—	48,818,417

Total Common Stocks	874,958,328	—	—	874,958,328

Short-Term Obligation
Repurchase Agreement	—	7,010,000	—	7,010,000

Total Short-Term Obligations	—	7,010,000	—	7,010,000

Total Investments	874,958,328	7,010,000	—	881,968,328

Total	$874,958,328	$7,010,000	$—	$881,968,328

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At June 30, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	30.3
Industrials	16.9
Information Technology	14.9
Consumer Discretionary	10.6
Materials	7.0
Utilities	5.6
Energy	5.2
Health Care	4.7
Consumer Staples	3.2
Telecommunication Services	1.0

99.4
Short-Term Obligation	0.8
Other Assets & Liabilities, Net	(0.2)

100.0

See Accompanying Notes to Financial Statements.

14

Statement of Assets and Liabilities – Columbia Small Cap Value Fund I

June 30, 2009

		($)
Assets	Unaffiliated investments, at cost	964,607,658
	Affiliated investments, at cost	3,392,203

	Total investments, at cost	967,999,861

	Unaffiliated investments, at value	878,849,528
	Affiliated investments, at value	3,118,800

	Total investments, at value	881,968,328
	Cash	413
	Receivable for:
	Investments sold	4,137,097
	Fund shares sold	2,632,639
	Dividends	1,005,270
	Trustees’ deferred compensation plan	50,068
	Prepaid expenses	16,683

	Total Assets	889,810,498

Liabilities	Expense reimbursement due to investment advisor	28,301
	Payable for:
	Investments purchased	6,779,095
	Fund shares repurchased	1,055,663
	Investment advisory fee	567,606
	Pricing and bookkeeping fees	13,726
	Transfer agent fee	449,227
	Trustees’ fees	43
	Custody fee	22,826
	Distribution and service fees	155,037
	Chief compliance officer expenses	244
	Trustees’ deferred compensation plan	50,068
	Other liabilities	110,221

	Total Liabilities	9,232,057

	Net Assets	880,578,441

Net Assets Consist of	Paid-in capital	1,036,150,345
	Undistributed net investment income	5,670,837
	Accumulated net realized loss	(75,211,208)
	Net unrealized appreciation (depreciation) on investments	(86,031,533)

	Net Assets	880,578,441

Class A	Net assets	$443,154,463
	Shares outstanding	15,129,057
	Net asset value per share	$29.29	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($29.29/0.9425)	$31.08	(b)

Class B	Net assets	$28,976,721
	Shares outstanding	1,209,466
	Net asset value and offering price per share	$23.96	(a)

Class C	Net assets	$44,376,734
	Shares outstanding	1,750,818
	Net asset value and offering price per share	$25.35	(a)

Class Z	Net assets	$364,070,523
	Shares outstanding	11,867,332
	Net asset value, offering and redemption price per share	$30.68

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

15

Statement of Operations – Columbia Small Cap Value Fund I

For the Year Ended June 30, 2009

		($)
Investment Income	Dividends	16,444,015
	Dividends from affiliates	191,989
	Interest	32,851
	Foreign taxes withheld	(3,661)

	Total Investment Income	16,665,194

Expenses	Investment advisory fee	6,138,109
	Distribution fee:
	Class B	270,687
	Class C	362,693
	Service fee:
	Class A	1,102,787
	Class B	89,538
	Class C	120,769
	Pricing and bookkeeping fees	145,161
	Transfer agent fee	1,768,390
	Trustees’ fees	38,756
	Custody fee	203,989
	Chief compliance officer expenses	914
	Other expenses	559,417

	Expenses before interest expense	10,801,210
	Interest expense	607

	Total Expenses	10,801,817
	Expense reductions	(1,982)

	Net Expenses	10,799,835

	Net Investment Income	5,865,359
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
	Net realized gain (loss) on:
	Unaffiliated investments	(67,787,239)
	Affiliated investments	(4,181)
	Foreign currency transactions	4,377

	Net realized loss	(67,787,043)
	Net change in unrealized appreciation (depreciation) on:
	Investments	(120,306,238)
	Foreign currency translations	52

	Net change in unrealized appreciation (depreciation)	(120,306,186)

	Net Loss	(188,093,229)

	Net Decrease Resulting from Operations	(182,227,870)

See Accompanying Notes to Financial Statements.

16

Statement of Changes in Net Assets – Columbia Small Cap Value Fund I

Increase (Decrease) in Net Assets		Year Ended June 30, 2009 ($)	Year Ended June 30, 2008 ($)
Operations	Net investment income	5,865,359	2,211,776
	Net realized gain (loss) on investments and foreign currency transactions	(67,787,043)	55,032,503
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(120,306,186)	(234,008,590)

	Net decrease resulting from operations	(182,227,870)	(176,764,311)

Distributions to Shareholders	From net investment income:
	Class A	(96,427)	(1,590,109)
	Class Z	(409,448)	(1,242,987)
	From net realized gains:
	Class A	(26,043,809)	(50,668,302)
	Class B	(2,603,676)	(7,829,642)
	Class C	(3,321,986)	(7,569,234)
	Class Z	(13,590,135)	(20,406,711)

	Total distributions to shareholders	(46,065,481)	(89,306,985)

	Net Capital Stock Transactions	247,711,791	101,825,529

	Increase from Regulatory Settlements	20,959	—
	Total increase (decrease) in net assets	19,439,399	(164,245,767)

Net Assets	Beginning of period	861,139,042	1,025,384,809
	End of period	880,578,441	861,139,042
	Undistributed net investment income, at end of period	5,670,837	306,919

See Accompanying Notes to Financial Statements.

17

Statement of Changes in Net Assets – Columbia Small Cap Value Fund I

	Capital Stock Activity
	Year Ended June 30, 2009		Year Ended June 30, 2008
	Shares	Dollars ($)	Shares	Dollars ($)

Class A
Subscriptions	6,328,169	197,710,536	3,614,777	161,334,656
Distributions reinvested	847,952	23,835,899	1,043,838	46,962,310
Redemptions	(5,050,685)	(152,493,634)	(4,368,142)	(198,705,832)

Net increase	2,125,436	69,052,801	290,473	9,591,134

Class B
Subscriptions	120,146	3,182,019	67,445	2,588,620
Distributions reinvested	103,495	2,389,643	191,638	7,232,413
Redemptions	(553,019)	(14,125,365)	(908,991)	(34,087,764)

Net decrease	(329,378)	(8,553,703)	(649,908)	(24,266,731)

Class C
Subscriptions	450,221	12,286,660	316,737	12,871,921
Distributions reinvested	104,710	2,558,051	142,870	5,680,491
Redemptions	(560,320)	(14,796,916)	(582,164)	(23,008,126)

Net increase (decrease)	(5,389)	47,795	(122,557)	(4,455,714)

Class Z
Subscriptions	8,119,589	249,737,204	3,680,443	179,006,809
Distributions reinvested	348,224	10,237,790	312,515	14,650,724
Redemptions	(2,317,324)	(72,810,096)	(1,542,658)	(72,700,693)

Net increase	6,150,489	187,164,898	2,450,300	120,956,840

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Small Cap Value Fund I

Selected data for a share outstanding throughout each period is as follows:

	Year Ended June 30,
Class A Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$39.50		$52.16		$48.03		$43.12		$42.17

Income from Investment Operations:
Net investment income (a)	0.23	(b)	0.15		0.12	(c)	0.06		0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(8.50)		(8.46)		7.61		6.82		4.46

Total from investment operations	(8.27)		(8.31)		7.73		6.88		4.57

Less Distributions to Shareholders:
From net investment income	(0.01)		(0.14)		(0.01)		—		—
From net realized gains	(1.93)		(4.21)		(3.59)		(1.97)		(3.62)

Total distributions to shareholders	(1.94)		(4.35)		(3.60)		(1.97)		(3.62)

Increase from regulatory settlements	—	(d)	—		—		—		—

Net Asset Value, End of Period	$29.29		$39.50		$52.16		$48.03		$43.12
Total return (e)	(20.73)%		(16.96)%		16.61%		16.25	%(f)(g)	10.99%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.38%		1.26%		1.29%		1.28%		1.32%
Interest expense	—	%(i)	—	%(i)	—	%(i)	—	%(i)	—
Net expenses (h)	1.38%		1.26%		1.29%		1.28%		1.32%
Waiver/Reimbursement	—		—		—		0.01%		—
Net investment income (h)	0.74%		0.29%		0.25%		0.13%		0.28%
Portfolio turnover rate	50%		40%		39%		32%		31%
Net assets, end of period (000s)	$443,154		$513,671		$663,160		$505,971		$396,568

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(c)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.05 per share.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Small Cap Value Fund I

Selected data for a share outstanding throughout each period is as follows:

	Year Ended June 30,
Class B Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$33.00		$44.51		$41.75		$38.00		$37.60

Income from Investment Operations:
Net investment loss (a)	(0.01	)(b)	(0.21)		(0.24	)(c)	(0.26)		(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency	(7.10)		(7.09)		6.59		5.98		3.96

Total from investment operations	(7.11)		(7.30)		6.35		5.72		3.78

Less Distributions to Shareholders:
From net realized gains	(1.93)		(4.21)		(3.59)		(1.97)		(3.38)

Increase from regulatory settlements	—	(d)	—		—		—		—

Net Asset Value, End of Period	$23.96		$33.00		$44.51		$41.75		$38.00
Total return (e)	(21.31)%		(17.58)%		15.74%		15.36	%(f)(g)	10.18%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	2.13%		2.01%		2.04%		2.03%		2.07%
Interest expense	—	%(i)	—	%(i)	—	%(i)	—	%(i)	—
Net expenses (h)	2.13%		2.01%		2.04%		2.03%		2.07%
Waiver/Reimbursement	—		—		—		0.01%		—
Net investment loss (h)	(0.02)%		(0.47)%		(0.55)%		(0.64)%		(0.47)%
Portfolio turnover rate	50%		40%		39%		32%		31%
Net assets, end of period (000s)	$28,977		$50,784		$97,425		$135,721		$182,648

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(c)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.05 per share.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Small Cap Value Fund I

Selected data for a share outstanding throughout each period is as follows:

	Year Ended June 30,
Class C Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$34.76		$46.65		$43.60		$39.60		$39.05

Income from Investment Operations:
Net investment loss (a)	(0.00	)(b)(c)	(0.22)		(0.23	)(d)	(0.26)		(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency	(7.48)		(7.46)		6.87		6.23		4.11

Total from investment operations	(7.48)		(7.68)		6.64		5.97		3.93

Less Distributions to Shareholders:
From net realized gains	(1.93)		(4.21)		(3.59)		(1.97)		(3.38)

Increase from regulatory settlements	—	(c)	—		—		—		—

Net Asset Value, End of Period	$25.35		$34.76		$46.65		$43.60		$39.60
Total return (e)	(21.30)%		(17.59)%		15.74%		15.37	%(f)(g)	10.19%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	2.13%		2.01%		2.04%		2.03%		2.07%
Interest expense	—	%(i)	—	%(i)	—	%(i)	—	%(i)	—
Net expenses (h)	2.13%		2.01%		2.04%		2.03%		2.07%
Waiver/Reimbursement	—		—		—		0.01%		—
Net investment loss (h)	(0.01)%		(0.47)%		(0.51)%		(0.62)%		(0.47)%
Portfolio turnover rate	50%		40%		39%		32%		31%
Net assets, end of period (000s)	$44,377		$61,053		$87,642		$68,436		$57,471

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(c)	Rounds to less than $0.01 per share.

(d)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.05 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Small Cap Value Fund I

Selected data for a share outstanding throughout each period is as follows:

	Year Ended June 30,
Class Z Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$41.22		$54.23		$49.79		$44.54		$43.41

Income from Investment Operations:
Net investment income (a)	0.32	(b)	0.30		0.26	(c)	0.18		0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(8.87)		(8.84)		7.90		7.05		4.62

Total from investment operations	(8.55)		(8.54)		8.16		7.23		4.85

Less Distributions to Shareholders:
From net investment income	(0.06)		(0.26)		(0.13)		(0.01)		—
From net realized gains	(1.93)		(4.21)		(3.59)		(1.97)		(3.72)

Total distributions to shareholders	(1.99)		(4.47)		(3.72)		(1.98)		(3.72)

Increase from regulatory settlements	—	(d)	—		—		—		—

Net Asset Value, End of Period	$30.68		$41.22		$54.23		$49.79		$44.54
Total return (e)	(20.53)%		(16.74)%		16.91%		16.51	%(f)(g)	11.34%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.13%		1.01%		1.04%		1.03%		1.07%
Interest expense	—	%(i)	—	%(i)	—	%(i)	—	%(i)	—
Net expenses (h)	1.13%		1.01%		1.04%		1.03%		1.07%
Waiver/Reimbursement	—		—		—		0.01%		—
Net investment income (h)	1.00%		0.55%		0.51%		0.37%		0.53%
Portfolio turnover rate	50%		40%		39%		32%		31%
Net assets, end of period (000s)	$364,071		$235,632		$177,158		$113,833		$83,508

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(c)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.05 per share.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

22

Notes to Financial Statements – Columbia Small Cap Value Fund I

June 30, 2009

Note 1. Organization

Columbia Small Cap Value Fund I (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. Effective June 22, 2009, the Fund no longer accepts investments in Class B shares from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Effective July 15, 2009, the Fund will commence offering Class Y shares to individual and institutional investors who invest at least $1 million in Class Y shares and to group retirement plans with plan assets of at least $10 million.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through August 20, 2009, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of

23

Columbia Small Cap Value Fund I

June 30, 2009

such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

On July 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

24

Columbia Small Cap Value Fund I

June 30, 2009

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended June 30, 2009, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and redemption based payments treated as eligible for the dividends paid deduction were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$4,434	$2,388,929	$(2,393,363)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

25

Columbia Small Cap Value Fund I

June 30, 2009

The tax character of distributions paid during the years ended June 30, 2009 and June 30, 2008 was as follows:

	June 30,
	2009	2008
Distributions paid from:
Ordinary Income*	$505,874	$14,936,561
Long-Term Capital Gains	45,559,607	74,370,424

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of June 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$5,780,620	$—	$(92,585,672)

*	The differences between book-basis and tax-basis net unrealized depreciation are primarily due to passive foreign investment company adjustments and deferral of losses from wash sales.

Unrealized appreciation and depreciation at June 30, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$109,474,936
Unrealized depreciation	(202,060,608)

Net unrealized depreciation	$(92,585,672)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2012*	$ 4,933,783
2017	12,636,496

$17,570,279

*	These carryforwards remain from the Fund’s merger with Liberty Contrarian Small Cap Fund on 11/01/2002. Utilization of Liberty Contrarian Small Cap Fund’s losses could be subject to limitations imposed by the Internal Revenue Code.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of June 30, 2009, post-October capital losses of $51,123,960 attributed to security transactions were deferred to July 1, 2009.

Under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 (“FIN 48”), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on the computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”) provides investment advisory, administrative and other services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

26

Columbia Small Cap Value Fund I

June 30, 2009

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.80%
$500 million to $1 billion	0.75%
Over $1 billion	0.70%

For the year ended June 30, 2009, the Fund’s effective investment advisory fee rate was 0.78% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended June 30, 2009, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the year ended June 30, 2009, the Distributor has retained net underwriting discounts of $40,492 on sales of the Fund’s Class A shares and received net CDSC fees of $519, $69,591 and $7,107 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted distribution and shareholder servicing plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act which require the payment of distribution and service fees. The Plan requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Fund attributable to Class A, Class B and Class C shares. The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

27

Columbia Small Cap Value Fund I

June 30, 2009

The CDSC and the distribution fees are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fee Waivers and Expense Reimbursements

Effective January 1, 2009, Columbia has voluntarily agreed to waive fees and/or reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 1.10% annually of the Fund’s average daily net assets. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other Related Party Transactions

In connection with the purchase and sale of its securities during the period, the Fund used several brokers that are affiliates of BOA. The total brokerage commissions paid to affiliated brokers for the year ended June 30, 2009 was $34,346.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended June 30, 2009, these custody credits reduced total expenses by $1,982 for the Fund.

Note 6. Portfolio Information

For the year ended June 30, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $606,286,160 and $395,009,668, respectively.

Note 7. Regulatory Settlements

As of June 30, 2009, the Fund had received payments of $20,959 relating to certain regulatory settlements the Fund had participated in during the year. The payments have been included in “Increase from regulatory settlements” on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating

28

Columbia Small Cap Value Fund I

June 30, 2009

fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended June 30, 2009, the average daily loan balance outstanding on days where borrowing existed was $2,666,667 at a weighted average interest rate of 0.86%.

Note 9. Shares of Beneficial Interest

As of June 30, 2009, 11.3% of the Fund’s shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of June 30, 2009, the Fund had one shareholder that held 8.6% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the SEC (the “SEC Order”) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the “Distributor”), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

29

Columbia Small Cap Value Fund I

June 30, 2009

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the “CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Small Cap Value Fund I

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Value Fund I (the “Fund”) (a series of Columbia Funds Series Trust I) at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 20, 2009

31

Federal Income Tax Information (Unaudited)

98.98% of the ordinary dividend income distributed by the Fund, for the year ended June 30, 2009, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 98.99% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period July 1, 2008 to June 30, 2009 may represent qualified dividend income. Final information will be provided in your 2009 Form 1099-DIV.

32

Fund Governance – Columbia Small Cap Value Fund I

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 79, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 79, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 79, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 79, None

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 79, None

33

Fund Governance (continued) – Columbia Small Cap Value Fund I

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 79, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 79, None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 79, None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 79, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 79, None

Interested Trustee

William E. Mayer[1] (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 79, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

The Funds currently treat Mr. Mayer as an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

34

Fund Governance (continued) – Columbia Small Cap Value Fund I

Officers

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer–Columbia Funds, from June 2008 to January 2009; Treasurer–Columbia Funds, from October 2003 to May 2008; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Senior Vice President–Columbia Management Advisors, LLC, from April 2003 to December 2004; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

35

Fund Governance (continued) – Columbia Small Cap Value Fund I

Officers (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October 2004; Vice President–Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)
One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

36

Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Small Cap Value Fund I.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

37

One Financial Center

Boston, MA 02111-2621

Columbia Small Cap Value Fund I

Annual Report, June 30, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/20102-0609(08/09) 09/85363

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that John D. Collins, Douglas A. Hacker, Charles R. Nelson and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Collins, Mr. Hacker, Mr. Nelson and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the two series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended June 30, 2009 and June 30, 2008 are approximately as follows:

2009	2008
$67,100	$67,100

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended June 30, 2009 and June 30, 2008 are approximately as follows:

2009	2008
$9,200	$8,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2009 and 2008, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended June 30, 2009 and June 30, 2008, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended June 30, 2009 and June 30, 2008 are approximately as follows:

2009	2008
$9,300	$10,300

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended June 30, 2009 and June 30, 2008, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended June 30, 2009 and June 30, 2008 are approximately as follows:

2009	2008
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended June 30, 2009 and June 30, 2008 are approximately as follows:

2009	2008
$711,800	$1,060,800

In both fiscal years 2009 and 2008, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended June 30, 2009 and June 30, 2008 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended June 30, 2009 and June 30, 2008 are approximately as follows:

2009	2008
$730,300	$1,079,900

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	August 20, 2009

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	August 20, 2009